UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

Name of Registrant: Royce Focus Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2012
Date of reporting period: January 1, 2012 – June 30, 2012

Item 1. Reports to Shareholders.

SEMIANNUAL
REVIEW AND REPORT
TO STOCKHOLDERS

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the Fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available From an Open-End Fund Structure

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•
Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock. Please see page 16-18 for more details.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 11, 13 and 15. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 18 or visit our website at www.roycefunds.com.

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Table of Contents

Semiannual Review

Performance Table	2

Letter to Our Stockholders	3

2012: In Quotes	60

Postscript: Is the Business Cycle Dead?	Inside Back Cover

Semiannual Report to Stockholders	9

For nearly 40 years, we have used a value approach to invest in small-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

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Performance Table

NAV Average Annual Total Returns	Through June 30, 2012

	Royce	Royce	Royce	Russell	Russell
	Value Trust	Micro-Cap Trust	Focus Trust	2000 Index	2500 Index

Year-to-Date[1]	4.09%	6.48%	-0.07%	8.53%	8.31%

One-Year	-11.17	-4.68	-13.77	-2.08	-2.29

Three-Year	16.41	15.95	12.55	17.80	19.06

Five-Year	-1.72	-1.45	-1.45	0.54	1.18

10-Year	6.53	7.17	9.46	7.00	3.01

15-Year	8.27	8.81	8.70	6.14	7.62

20-Year	10.18	n.a.	n.a.	8.96	10.27

25-Year	9.90	n.a.	n.a.	8.12	9.65

Since Inception	10.10	10.14	9.62	n.a.	n.a.

Inception Date	11/26/86	12/14/93	11/1/96[2]	n.a.	n.a.

[1]	Not annualized
[2]	Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. The Russell 2000 Index is an unmanaged capitalization-weighted index of domestic small-cap stocks. The Russell 2500 is an index of 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index.

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Letter to Our Stockholders

“I Read the News Today, Oh Boy.”

Another dismal summer has dawned with spring having brought a wave of worries back to the market for the third consecutive year. Karl Marx—as canny an observer of the global scene as he was a checkered prognosticator of its future—wrote in 1852 that all events in history occur twice: the first time as tragedy, the second as farce. Allowing for the accuracy of this observation, what are we then to make of this third round of wobbly recovery, sluggish markets, panic-stuffed headlines, and the by now reflexive anxiety about the potential horrors of European debt for the world economy? What lies beyond farce, other than lousy returns, high correlation, and growing numbers of investors disenchanted with equities? To this kind of question, too many investors have no answer, having lost not only their belief in the viability of investing in stocks, but also in the prospects for the global economy.
    Indeed, one unfortunate result of the contagion of uncertainty has been the erosion of confidence in the ability of equities to deliver returns that will beat inflation and build wealth over the long term. On May 7, a USA Today headline asked and answered, “Invest in stocks? Forget About It.” It was not quite as damning as the now infamous Business Week cover from August 1979 that proclaimed “The Death of Equities,” but the overall message was not much happier: “Wall Street’s long-running story about how stocks are the best way to build wealth seems tired, dated and less believable to many individual investors.” And the USA Today piece was published early in May, just before the current bear bit down most sharply. The implicit assumption that the best days for the stock market may be (way) behind it seems to us to be the distinguishing feature of this third round of poor results for most equities. Panic has given way to a shrug of resignation. This stance sees equity investing as a mug’s game, even if the alternatives—Treasuries, bonds, money markets, etc.—are not much more attractive or profitable.

Our collective experience tells us that this highly volatile, tightly correlated, range-bound market will be remembered as being as anomalous as it has been painful, one that tends to occur once or twice a century. It does not, in our view, change the fact that stocks remain the single best way of building wealth over the long run.

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Charles M. Royce, President

We have often stressed the
importance of capital preservation in
asset management, arguing that not
losing money is as critical as making
it grow. Implicit in this belief is the
idea that capital preservation is
mostly synonymous with preserving
purchasing power. However, we
now find ourselves in a very non-
traditional investment environment,
an age marked by near-zero interest
rates; regular, short-term bursts of
volatility for equities; and relentless
money printing on the part of the
developed world’s central banks.

While this has not altered our view
of the significance of risk aversion,
it has led us to ask if at this moment
in history capital preservation and
preservation of purchasing power
should be defined differently.
The answer approaches what we think
is one of the most underappreciated
risks to which investors are now
subject: the potential for meaningful
loss in the future purchasing power of
investments. With so much attention
being paid to preservation of capital,
too little has been placed on what
that capital, once returned, will
actually be worth.

Continued on page 6...

Letter to Our Stockholders

    Such a belief—as ultimately wrong-headed as we think it is—has the advantage that recent history, as far back as five years, is on its side. With a few exceptions, there is simply not much of a defense for equity investing as a whole since the respective index peaks in 2007. The explanation for why the market has been so troublesome and unprofitable seems simple: The world is still emerging from the most serious economic crisis since the Great Depression. Yet this account may be in equal parts true and unhelpful, at least to anyone who had been looking for a way to safely and effectively grow capital during the last few years, which helps to explain why panic and resignation are symptoms of the same fatalism that has gripped investors since the early days of the mortgage and banking crisis in 2008.
    We understand the pessimism and the unwillingness to take risks on the part of so many investors today. At the same time, we still see many of the same positive signs that have been inspiring our confidence about stocks and the economy as a whole since the spring of 2010. By taking the long view (a common perspective for us), we can offer, in addition to a Nostra Culpa for much recent fund performance, the benefit of nearly 40 years of small-cap value investing. Our collective experience tells us that this highly volatile, tightly correlated, range-bound market will be remembered as being as anomalous as it has been painful, one that tends to occur once or twice a century. It does not, in our view, change the fact that stocks remain the single best way of building wealth over the long run. We know that in the current environment these words may sound hollow or even self-serving. We are more than willing to assume that risk in the hope that investors will continue to look to equities (and to our portfolios) as effective and ultimately successful ways to invest in the years to come.

“They’ve Been Going in and out of Style”
The kind of dynamic rally that ushered out the first half of 2012 is always guaranteed to raise a smile, even if it could not completely erase earlier losses in the second quarter, losses that spoiled a promising upswing that lasted through most of the year’s opening quarter. Indeed, lack of direction has arguably been the most distinguishing characteristic of the recent market. Still, the major U.S. indexes finished the year-to-date period ended June 30, 2012 in decent condition, as did their overseas counterparts. Domestic small-caps brought up the rear. The Russell 2000 Index was up 8.5% in the first half, compared to respective gains of 9.4% and 9.5% for the large-cap Russell 1000 and S&P 500 Indexes and an electrifying 12.7% for the Nasdaq Composite.
    It was an interesting road for each index. The first quarter extended a rally that began following the October 2011 lows. Small-cap trailed, though its 12.4% gain was its best opening quarter since 2006. It was also not far behind its large-cap counterparts. The Russell 1000 rose 12.9%, and the S&P 500 gained 12.6%. The Nasdaq was especially impressive, notching an 18.7% increase for the quarter. We were among those hopeful souls who saw a nearly six-month bull run and thought that maybe the market was ready for some consistent recovery. Yet April and May were cruel months, the latter especially so, as the now-traditional spring downturn caused by concerns about European debt and the state of the American and Chinese economies spoiled the party and tamped down returns. (If not for the rally on the final trading day of June, that month

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would also have been less solidly in the black.) That rally was welcome—they always are—but second-quarter returns were still negative. The Nasdaq led on the downside, falling 5.1%, while the Russell 2000 slipped 3.5%. Large-caps held their value a bit better, with the Russell 1000 losing 3.1% and the S&P 500 declining 2.8%. So the first half concluded with a bang, but still left investors whimpering about the future.
     Looking at longer-term returns, this uncertainty has been well-earned. While three- and 10-year average annual total returns for the major indexes were solid-to-strong, one-, five-, and 12-year results for the periods ended June 30, 2012 were generally poor. The 12-year period—not a period that we, or anyone else, usually discusses—is instructive because it encompasses the Internet Bubble, the subsequent recovery, the recession that was followed by the financial crisis, and the market’s herky-jerky, volatile aftermath. So we think it is worth pointing out that for the 12-year period ended December 31, 2011, the average annual total return for the S&P 500 was its lowest since the end of World War II (beginning with the period from the end of 1945 through the end of 1957). Small-cap returns for that same period ended December 31, 2011 for the Russell 2000 and the CRSP 6-10, a small-cap proxy that dates back to the 1920s, were among the worst for both since the launch of the Russell 2000 on December 31, 1978 and since the end of 1945 for the CRSP 6-10.
     Recent performance for the two non-U.S. indexes that we track followed patterns similar to their domestic cousins, though with more muted results. This was not entirely surprising considering both Europe’s ongoing travails and worries about the pace of growth in China. Non-U.S. small-caps enjoyed an advantage over their large-cap siblings, with the Russell Global ex-U.S. Small Cap up 4.8% for the year-to-date period ended June 30, 2012 versus a 2.7% gain for the Russell Global ex-U.S. Large Cap Index. Both indexes enjoyed strong first-quarter results. The Russell Global ex-U.S. Small Cap Index rose 14.4%, and the Russell Global ex-U.S. Large Cap Index was up 11.5% in the first three months of 2012. Each index’s second quarter was far more difficult, as Europe’s troubles registered more dramatically outside the U.S. Small-cap lost a bit more in the downturn, with the Russell Global ex-U.S. Small Cap Index falling 8.5%, while the Russell Global ex-U.S. Large Cap Index was down 7.9%.
     U.S. mid-caps performed well on an absolute basis, though they were behind the domestic micro-cap, small-cap, and large-cap indexes in the first half. The Russell Midcap Index gained 8.0% through the end of June. Like the domestic indexes, they enjoyed a strong first quarter, up 12.9%, before slipping in the second quarter with a loss of 4.4%. Considering both the significant volatility and the unpopularity of stocks, the strength of micro-cap stocks was something of a surprise in the first half. Year-to-date through June 30, 2012, the Russell Microcap Index gained an impressive 13.0%. That the index accomplished this feat with stronger and steadier quarterly performances was equally notable: the Russell Microcap climbed 15.3% in the first quarter and fell only 2.0% in the bearish second.

Our expectation is for a less extreme, more historically normal phase, without so many of the stomach-churning drops followed by equally steep upticks that we saw last summer and fall and have seen so far in 2012. It is worth noting that a more historically normal range is one in which we think our funds can generate strong absolute and relative performance over the long run.

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For more than three decades, an
investment vehicle provided highly
consistent returns with such low
volatility that they were nearly devoid
of risk—U.S. government bonds,
specifically Treasury securities. They
were the instruments that possessed
that highly desired standard, “the
risk-free rate of return.” The currently
volatile investment climate has
greatly expanded the appeal of this
designation. Investors trying to
cope with the economic uncertainty
and asset-price volatility caused
by the bursting credit bubble have
grown increasingly sensitive to the
possibilities of capital loss.

Yet if history is any proxy—and we
believe that it is—a healthy degree
of skepticism should greet the notion
that Treasuries remain risk free or
provide an acceptable rate of return.
If nothing else, the lens through which
we see them needs to be adjusted to
include the growing uncertainty of
ultimate purchasing power (of real
goods and services) of the currency
in which they are denominated. This
risk, one for which we have a healthy
respect over the intermediate term, is
the ominous combination of ongoing
currency debasement and acceleration
in inflationary pressures. These could
erode the purchasing power of non-
productive assets. Central banks
around the world, with the U.S. Federal
Reserve a primary contributor, have
been pumping liquidity into the capital
markets through a combination of
historically low interest rates and
quantitative easing or, more simply
stated, money printing.

Continued on page 8...

Letter to Our Stockholders

“The Act You’ve Known for all these Years...”
 If only our own portfolios had done as well. On an absolute basis, our three closed-end funds posted results that ranged from uninspiring to strong in the first half, but relative performance was a more significant issue. Normally, this does not trouble us. Long ago, we accepted that our disciplined approaches to stock selection would result in out-of-sync moments against our portfolios’ respective benchmarks. Our goal has always been strong absolute performance over long-term periods. If we met that standard, then relative results would most likely not be an issue, at least over long-term time spans. We have also been glad to accept the historical trade-off in which underperformance was more common for our Funds during short-term periods of 18 months or less, while outperformance was more typical over full market cycle and other long-term periods of three years or more. For too many time periods ended June 30, 2012, however, that history has become too exclusively long-term, even for us, with strong relative and absolute results coming only in periods of 10 years or longer. Three-year results were fine on an absolute basis, but trailed on a relative score, while the five-year returns were disappointing on both an absolute and relative basis. With significant investments in all three closed-end portfolios, we share our investors’ frustrations with recent results.

2012 NAV YEAR-TO-DATE TOTAL RETURNS FOR THE ROYCE FUNDS VS. RUSSELL 2000 AND THE RUSSELL 2500 as of 6/30/12

    Those areas of the market in which we have seen both high quality and compelling valuations during the last three-to-five years—energy and mining companies, in particular—were among the worst performers in the first half, with net losses in some cases stretching back even further. Many of these stocks remain in our portfolios, as their attractive valuations and our ongoing high regard have combined to keep turnover low. In many cases, we have been building or at least maintaining positions in those businesses in which we have the highest conviction. As has been our practice since the 1970s, we are keeping our focus on company fundamentals. We seek companies that look capable of surviving adversity

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and flourishing when their fortunes change. Those that generate free cash via high returns on capital can give investors a return in the form of dividends, take advantage of their low valuation by buying back stock, or make acquisitions to grow their business when organic growth is harder to come by. Strong fundamentals mean these companies have the necessary tools to make it through difficult periods and emerge stronger. While many of our recent efforts have not been successful, nothing about the way that we select stocks has changed, including our insistence on rock-solid fundamentals in the companies that we choose. Selectiveness, patience, and discipline remain our watchwords.

Getting Better
We do not know how much longer markets and economies will remain so uncertain. The fiscal turmoil that continues to haunt Europe has been hampering equity markets across the globe and contributing to the tight range of returns that have nonetheless demonstrated ample levels of volatility. The fragile recovery here in the U.S. has also played a role, as has the recent deceleration of the Chinese economy. These major macro events, which have been the dominant influence on investors’ behavior over the last three years, largely account for why stocks have struggled to create any direction for longer than a few months. Instead, markets have been mired in a pattern of short-term swings in which they have moved straight up or straight down, and for no longer than a few months at a time.
    One consequence of this closely correlated, range-bound cycle is that our Funds have not had the time to create the spread that we would usually seek to build through a full market cycle. However, we think that as Europe meets its challenges and as the U.S. begins to get its own fiscal house in order, which is not likely to happen until after the election, we will escape this range and move toward a more lasting upswing. Our expectation is for a less extreme, more historically normal phase, without so many of the stomach-churning drops followed by equally steep upticks that we saw last summer and fall and have seen so far in 2012. It is worth noting that a more historically normal range is one in which we think our Funds can generate strong absolute and relative performance over the long run. We would like to think that long-term history is on our side in this assessment.
Through all manner of markets—many of which were thought to establish a “New Normal”—we have never wavered in our convictions. We still believe that equities remain the best way—maybe the only way—to beat inflation and build wealth over the long term.

Good Morning, Good Morning
Obviously, we would all like to reach a more hospitable market climate soon. As always, patience is critical. Indeed, the ability to be patient is probably the single most important quality that an investor who seeks strong long-term returns can possess. It is easy to talk about the importance of patience and discipline when markets are solid and portfolios are doing well. Yet at some point, these things will change, and both will be tested, as they have been in this market. It has been a very difficult time, but we believe it will pass. When it does, our disciplined approach will remain and, we believe, be effective.

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Headline inflation numbers have
remained subdued due to the
continuing struggles in the labor
market and stubbornly weak housing
markets, but commodity inflation
has been on the rise. With the recent
uptick in U.S. leading economic
indicators and encouraging signs
of stability and improvement in the
housing market, it would not take
much to see a more broad-based
uptick in inflation.

So while U.S. government bonds
are likely to continue to pay their
meager coupons and return principal
on schedule, the value of what is
being returned to investors will be
declining. For the first time in almost
30 years, we think that investors risk
meaningful losses in that portion of
their investment portfolio they deem
to be the safest.

Commodities offer one possible way to
protect against the loss of purchasing
power caused by currency debasement.
Unsurprisingly, however, we prefer
assets that are inherently productive
and flexible and can adjust quickly to
changing pricing environments. To us,
investments in quality companies
that possess embedded pricing power
and high returns on their invested
capital look to be some of the best
investments to protect, and grow,
purchasing power. We believe they
need much broader representation in
investors’ asset allocation.

Letter to Our Stockholders

As we approach our 40th anniversary as a firm this coming November, we look back at what we have seen—the “Nifty Fifty” market of the ’70s, Black Friday in the ’80s, the first stirrings of the Internet boom in the ’90s, the horrific events of 9/11, our current era of uncertainty, and much, much more. Through all manner of markets—many of which were thought to establish a “New Normal”—we have never wavered in our convictions. We still believe that equities remain the best way—maybe the only way—to beat inflation and build wealth over the long term. (We also think that equities are capable of beating the fixed income markets over the next five years.) Our guess is that stocks can deliver returns in the mid- to upper-single digits, which we think would be respectable on an absolute basis and, equally important, higher than the rate of inflation. When things are working well, the underlying parts of an equity portfolio, the companies themselves, can act as compounding machines—compounding book value. We are confident that we can create portfolios that can grow commendably, especially in the more historically typical market climate that we believe we will eventually see.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2012

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Table of Contents

Semiannual Report to Stockholders

Managers’ Discussions of Fund Performance

Royce Value Trust	10

Royce Micro-Cap Trust	12

Royce Focus Trust	14

History Since Inception	16

Distribution Reinvestment and Cash Purchase Options	18

Schedules of Investments and Other Financial Statements

Royce Value Trust	19

Royce Micro-Cap Trust	34

Royce Focus Trust	47

Directors and Officers	56

Notes to Performance and Other Important Information	57

Board Approval of Investment Advisory Agreements	58

The Royce Funds 2012 Semiannual Report to Stockholders | 9

Royce Value Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			4.09%

One-Year			-11.17

Three-Year			16.41

Five-Year			-1.72

10-Year			6.53

15-Year			8.27

20-Year			10.18

25-Year			9.90

Since Inception (11/26/86)			10.10

[1] Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2011	-10.1%	2003	40.8%

2010	30.3	2002	-15.6

2009	44.6	2001	15.2

2008	-45.6	2000	16.6

2007	5.0	1999	11.7

2006	19.5	1998	3.3

2005	8.4	1997	27.5

2004	21.4	1996	15.5

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Advisory Board (The)			1.2%

Carter’s			1.1

Nordson Corporation			1.1

HEICO Corporation			1.0

Coherent			1.0

Mohawk Industries			1.0

MAXIMUS			1.0

Lincoln Electric Holdings			0.9

PAREXEL International			0.9

E-L Financial			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Industrials			27.5%

Information Technology			21.9

Financials			20.7

Consumer Discretionary			14.3

Materials			9.1

Health Care			7.8

Energy			4.9

Consumer Staples			2.4

Telecommunication Services			0.8

Diversified Investment Companies			0.4

Miscellaneous			2.2

Bond and Preferred Stock			0.1

Cash and Cash Equivalents			10.1

Manager’s Discussion
Difficulties continued for Royce Value Trust (RVT) in the first half. The Fund gained 4.1% on an NAV (net asset value) basis and 4.5% on a market price basis for the year-to-date period ended June 30, 2012, in both cases trailing its unleveraged small-cap benchmarks, the Russell 2000 Index, which gained 8.5%, and the S&P SmallCap 600 Index, which rose 8.0%, for the same period. So while RVT’s semiannual performance was solid on an absolute basis, it was disappointing on a relative score. Our dissatisfaction with the portfolio’s first-half showing was exacerbated by the fact that, combined with a poor showing compared to its benchmarks in 2011, it was a factor in erasing once-pronounced relative advantages, especially on an NAV basis, for several intermediate- and long-term periods, to say nothing of the deleterious effect it had on absolute results for the same periods.
     During the more bullish first quarter, all was well. The Fund gained 13.9% on an NAV basis and 14.7% on a market price basis for the quarter, in both cases ahead of its small-cap benchmarks, the Russell 2000 Index (+12.4%), and the S&P SmallCap 600 (+12.0%). This advantage proved as short-lived as the rally that helped to produce it. A recurring wave of worry about European debt, decelerating growth in China, and the pace of economic recovery here in the U.S. conspired to throw the bull off course following the first-half small-cap high on March 26. The result was a dismal second quarter that featured a brutal May, though it was admittedly a worse month for RVT (down 9.7% on an NAV basis) than it was for the small-cap indexes. For the second quarter as a whole, RVT fell 8.6% on an NAV basis and 8.9% based on its market price, behind both the Russell 2000, which declined 3.5%, and the S&P SmallCap 600, which lost 3.6%.
     As mentioned, current intermediate- and long-term results were not much better until one goes back 15 years or longer. Market cycle results were also underwhelming, though the Fund did remain ahead of both benchmarks on an NAV and market price basis from the small-cap bottom on March 9, 2009 through June 30, 2012. During this period, RVT gained 159.0% on an NAV basis and 176.1% on a market price basis versus respective gains of 143.4% and 155.0% for the Russell 2000 and S&P SmallCap 600 Indexes. On an NAV basis, the Fund outpaced each benchmark for the 15-, 25-year, and since inception (11/26/86) periods ended June 30, 2012. (RVT was also ahead of the Russell 2000 for the 20-year span on an NAV and market price basis.) The Fund’s NAV average annual total return since inception was 10.1%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Carter’s	0.26%

Advisory Board (The)	0.24

PAREXEL International	0.23

MAXIMUS	0.21

Emulex Corporation	0.20

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

10 | The Royce Funds 2012 Semiannual Report to Stockholders

Performance and Portfolio Review

     Three equity sectors—Financials, Health Care, and Information Technology—posted solid net gains in the first half, while four others made smaller contributions. Three sectors detracted from performance, though only Energy posted net losses beyond a modest measure. At the individual company level, the largest net losses were clustered mostly in the otherwise-solid Industrials and Information Technology sectors. Shares of PMFG, a business we have owned since 1990, fell more than 70% between early February and the end of June, mostly driven by the issuing of a secondary offering priced at a sizable discount to its stock. As a manufacturer of custom products primarily for the natural gas industry, the company was also adversely affected by declining energy prices in the second quarter. Fond of its growing business and attractive valuation, we increased our stake in the first half. We were similarly optimistic about the long-term prospects for old favorite and top-ten position Coherent. The company makes precision optics and other laser-based products. An earnings miss for its fiscal second quarter was announced in April, which kept its share price on a downward trajectory for the remainder of the first half. Although the company faces increased competition from fiber-optic laser makers, we like its long history of business success and potential to rebound. Sapient Corporation is a top-25 holding that specializes in tech-based management consulting services. Its share price was trending downward in a slow but not alarming fashion until the company announced disappointing quarterly results in early May. Higher operating costs ate into revenues and earnings, prompting investors to flee.
     RVT’s two largest holdings at the end of June were also its two biggest contributors to first-half returns. The share price of Carter’s suffered when cotton prices were on the rise and began to grow in the first quarter when the cost of cotton declined. The company, which markets branded children’s wear, then reaped the benefit of investors cottoning to its growing revenues and solid financials. The Fund’s top gainer in 2011, The Advisory Board, offers programs, services, and software focused on best practices research services while also providing management and advisory services. Strong execution and innovative technology, bolstered by growing revenues and steady earnings, appeared to boost the health of its stock price through the first half.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

PMFG	-0.32%

Coherent	-0.18

Sapient Corporation	-0.16

Kirby Corporation	-0.15

GrafTech International	-0.14

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/26/86) through 6/30/12

[1]	Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions and fully participated in primary subscriptions of the Fund’s rights offerings.
[2]	Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$1,212 million

Number of Holdings	519

Turnover Rate	13%

Symbol
Market Price	RVT
NAV	XRVTX

Net Leverage[1]	12%

Average Market Capitalization[2]	$1,334 million

Weighted Average P/E Ratio[3,4]	14.6x

Weighted Average P/B Ratio[3]	1.6x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	84.6%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	27.5%

[1] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.
[2] Geometric average
[3] Harmonic average
[4] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/12).

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/12 at NAV or Liquidation Value

69.0 million shares of Common Stock	$992 million

5.90% Cumulative Preferred Stock	$220 million

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Stockholders | 11

Royce Micro-Cap Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			6.48%

One-Year			-4.68

Three-Year			15.95

Five-Year			-1.45

10-Year			7.17

15-Year			8.81

Since Inception (12/14/93)			10.14

[1] Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2011	-7.7%	2003	55.5%

2010	28.5	2002	-13.8

2009	46.5	2001	23.4

2008	-45.5	2000	10.9

2007	0.6	1999	12.7

2006	22.5	1998	-4.1

2005	6.8	1997	27.1

2004	18.7	1996	16.6

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Kennedy-Wilson Holdings			2.2%

Epoch Holding Corporation			1.5

Advisory Board (The)			1.4

Raven Industries			1.4

Seneca Foods			1.3

Tennant Company			1.3

America’s Car-Mart			1.2

Sapient Corporation			1.2

Flexsteel Industries			1.2

Quaker Chemical			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Industrials			27.7%

Information Technology			21.0

Financials			20.4

Consumer Discretionary			12.4

Materials			8.6

Health Care			8.4

Energy			3.8

Consumer Staples			3.5

Utilities			0.1

Miscellaneous			3.4

Preferred Stock			0.4

Cash and Cash Equivalents			10.8

Manager’s Discussion
The diversified portfolio of Royce Micro-Cap Trust (RMT) was up 6.5% on an NAV (net asset value) basis and 4.7% on a market price basis for the year-to-date period ended June 30, 2012 compared to gains of 8.5% for its unleveraged benchmark, the Russell 2000 Index, and 13.0% for the unleveraged Russell Microcap Index for the same period. Following the rally that began off the most recent small-cap low on October 3, 2011, the Fund lagged in the bullish first quarter. For the quarter, the Fund rose 11.4% on an NAV basis and 8.8% on a market price basis, compared to a 12.4% increase for its benchmark and a gain of 15.3% for the microcap index.
     The rally slackened after small-caps reached a first-half high on March 26, only to be thrown off course for the third straight year by the same three worries—sovereign debt in Europe and the pace of economic growth in the U.S. and China. These anxieties drove share prices down through most of the second quarter, with May seeing the largest losses. RMT fell 4.4% on an NAV basis and 3.8% based on its market price in the second quarter. That same period saw the Russell 2000 down 3.5%, while the Russell Microcap lost 2.0%. Three consecutive quarters of relative underperformance have eroded some of the portfolio’s recent market cycle advantage, though RMT remained ahead of both indexes from the last small-cap low on March 9, 2009 through June 30, 2012, up 170.2% on an NAV basis and 189.1% on a market price basis. During the same period, the Russell 2000 was up 143.4%, and the Russell Microcap rose 145.7%. For the periods ended June 30, 2012, RMT outpaced the micro-cap index (for which data only goes back to 2000) on an NAV basis for the five- and 10-year periods. On an NAV basis, the Fund also outperformed the Russell 2000 for the 10-, 15-year and since inception (12/14/93) periods ended June 30, 2012. The Fund’s NAV average annual total return since inception was 10.1%.
     Correlation and a relatively narrow performance range have hindered recent results for equities in general, but RMT’s poor relative performance had less to do with those phenomena and more to do with two other factors. First, two areas that helped to drive the terrific results for the Russell Microcap Index during the first half were areas that the Fund has avoided through its long history: utilities, banks, and REITs (real estate investment trusts). Utilities by and large fail to meet our disciplined value criteria. Many bank stocks were beaten down to very low valuations during late 2008 and early 2009, but the lack of balance sheet strength and other fundamental factors led us to avoid making any significant investments in the industry. Similarly, REITs often boast attractive yields, which was a key driver of first-half results, but do not offer much else in the way of strong business fundamentals, so we have

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Kennedy-Wilson Holdings	0.57%

Charming Shoppes	0.46

ACI Worldwide	0.36

PLX Technology	0.36

Flexsteel Industries	0.33

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

12 | The Royce Funds 2012 Semiannual Report to Stockholders

Performance and Portfolio Review

generally stayed away. A more important reason is that many of those companies in which we have been seeing attractive valuations and excellent potential over the last year fell further out of favor in a market that has been largely indifferent to quality and uninterested in those sectors in which we have seen the most compelling bargains.
     Energy was the only equity sector that detracted from first-half results, though its net losses were slight. Financials led portfolio contributors by a wide margin. The sector was boosted by strong results from holdings in the real estate management & development group, capital markets stocks, insurance companies, and commercial banks. Kennedy-Wilson Holdings, RMT’s largest position on June 30, manages and invests in real estate in the U.S. and Japan. As banks continue to shed troubled real estate from their portfolios, the company has been acting in our view like a value investor, taking on low-priced properties and waiting for a rebound. While its stock price was volatile during the first half, the company ended the half on a high note. In May, we finished selling our shares of women’s apparel retailer Charming Shoppes shortly after the announcement of its acquisition by Ascena Retail Group (a stock that we own in other Royce-managed portfolios). We first bought shares of Charming Shoppes in RMT’s portfolio in 2003 and repurchased shares in 2008.
     Shares of PMFG, a business we have owned since 1994, plummeted more than 70% between early February and the end of June, mostly driven by the issuing of a secondary offering priced at a sizable discount to its stock. As a manufacturer of custom products primarily for the natural gas industry, the company was also adversely affected by declining energy prices in the second quarter. Fond of its growing business and attractive valuation, we increased our stake in the first half. Sapient Corporation is a top-10 holding that specializes in tech-based management consulting services. Its share price was trending downward in a slow but not alarming fashion until the company announced disappointing quarterly results in early May. Higher operating costs ate into revenues and earnings, prompting investors to flee, though we were content to hold a good-sized position.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

PMFG	-0.51%

Sapient Corporation	-0.28

Dawson Geophysical	-0.28

Heckmann Corporation	-0.22

Extorre Gold Mines	-0.20

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (12/14/93) through 6/30/12

[1]

Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions and fully participated in the primary subscription of the 1994 rights offering.

[2]	Reflects the actual market price of one share as it traded on the NYSE and, prior to 12/1/03, on the Nasdaq.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$353 million

Number of Holdings	338

Turnover Rate	13%

Symbol
Market Price	RMT
NAV	XOTCX

Net Leverage[1]	10%

Average Market Capitalization[2]	$315 million

Weighted Average P/E Ratio[3,4]	15.6

Weighted Average P/B Ratio[3]	1.3x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	95.9%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	13.8%

[1] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.
[2] Geometric average
[3] Harmonic average
[4] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 6/30/12).

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/12 at NAV or Liquidation Value

29 million shares of Common Stock	$293 million

6.00% Cumulative Preferred Stock	$60 million

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Stockholders | 13

Royce Focus Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/12

Jan-June 2012[1]			-0.07%

One-Year			-13.77

Three-Year			12.55

Five-Year			-1.45

10-Year			9.46

15-Year			8.70

Since Inception (11/1/96)[2]			9.62

[1] Not annualized
[2] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2011	-10.5%	2003	54.3%

2010	21.8	2002	-12.5

2009	54.0	2001	10.0

2008	-42.7	2000	20.9

2007	12.2	1999	8.7

2006	15.8	1998	-6.8

2005	13.3	1997	20.5

2004	29.3

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Berkshire Hathaway Cl. B			4.2%

Microsoft Corporation			4.1

Analog Devices			3.6

Buckle (The)			3.2

Exxon Mobil			3.2

Mosaic Company (The)			3.1

Western Digital			3.1

Franklin Resources			3.0

Allied Nevada Gold			2.9

MKS Instruments			2.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Materials			31.2%

Financials			18.8

Information Technology			18.8

Energy			11.7

Industrials			6.7

Consumer Discretionary			6.3

Consumer Staples			4.8

Health Care			1.6

Cash and Cash Equivalents			16.9

Manager’s Discussion
Although correlation has been the order of the day for most stocks recently, the limited portfolio of Royce Focus Trust (FUND) proved an unhappy exception to the rule in the first half. The Fund was down 0.1% on an NAV (net asset value) basis and gained 2.7% on a market price basis, in each case trailing both its new unleveraged benchmark, the Russell 2500 Index, which climbed 8.3%, and the small-cap Russell 2000 Index, which was up 8.5%, for the same period. Coming in the aftermath of a dismal performance in 2011, these were disappointing results on both an absolute and relative basis.
     The year began with a continuation of the rally that began off the small-cap low on October 3, 2011, making the first quarter of 2012 a highly rewarding one for stocks across asset classes and around the globe. FUND gained 11.0% on an NAV basis and 12.0% on a market price basis in the first quarter. While this was a strong absolute showing, the Fund trailed both the Russell 2500, which was up 13.0%, and the Russell 2000, which rose 12.4%. Coupled with improving U.S. economic numbers, we were cheered by these strong quarterly results, thinking that both the market and economy were establishing more lasting and positive directions.
     However, spring brought a spate of negative news centered on European debt, concerns over the pace and strength of the U.S. recovery, and fears of decelerating growth in China for the third consecutive year. The effects on share prices were slightly less damaging than what they were in 2010 and 2011, but negative all the same. There was also the unfortunate reality that many more economically sensitive areas of the stock market—including energy and materials companies—were among the hardest hit in the first half. These are the sectors in which we have been seeing especially compelling valuations in what we deem to be high-quality businesses, so their punishment by investors led to a significant second-quarter tailspin for the portfolio, which declined 10.0% on an NAV basis and 8.3% on a market price basis from the beginning of April through the end of June. FUND’s investments in non-U.S. companies also made an outsized contribution to its second-quarter loss. During the same period, the Fund’s new benchmark lost 4.1%, and the Russell 2000 fell 3.5%.
     Market cycle and long-term results were better, though for periods ended June 30, 2012 the long term means going back 10 years or more. During the most recent full market cycle period—from the previous small-cap peak on July 13, 2007 through the small-cap peak on April 29, 2011—the Fund gained 10.2% on an NAV basis versus 9.2% for its new benchmark and 6.6% for the Russell 2000. On both an NAV and market price basis, FUND outperformed the Russell 2500 and the Russell 2000 for the 10-, 15-year, and since inception of our management (11/1/96) periods ended June 30, 2012. The Fund’s NAV average annual total return since inception was 9.6%.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/12[1]

Veeco Instruments	0.76%

Apple	0.70

Kennedy-Wilson Holdings	0.62

Microsoft Corporation	0.57

Franklin Resources	0.45

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2012.

14 | The Royce Funds 2012 Semiannual Report to Stockholders

Performance and Portfolio Review

     Information Technology and Financials led all sectors in net gains for the period. Top contributor Veeco Instruments was one of 2011’s largest detractors, and its then-declining share price led us to re-initiate and then bolster our position in the second half of last year. The company manufactures equipment used to make high brightness light emitting diodes (HB LEDs), solar panels, hard-disk drives, and other devices. The combination of its strong balance sheet and high-growth potential businesses first drew us to the company. Its shares began to rebound in 2012 on signs that MOCVD—a key piece of equipment used to make LEDs—had bottomed. The company has been gaining market share, LED manufacturer utilization rates have been improving, and there is a growing tailwind for the early adoption phase of LEDs into the $100 billion general lighting market. We think these events have all set the stage for second-half momentum and renewed sales and profit growth in 2013. Apple continues to be the favorite of many investors otherwise disinclined to buy stocks. Its towering success with such ubiquitous devices as the iPad and iPhone makes it easy to see why. After adding shares in January, we took some gains in April.
     The Energy and Materials sectors detracted most from first-half results. A growing business, talented management, and a pristine balance sheet helped to draw us to Trican Well Service, which we first purchased in the portfolio in 2004. The company provides specialized equipment and services for drilling, completion, and reworking oil and gas wells. Confident in its long-term prospects and secure in the belief that the market was punishing it disproportionately, we were happy to hold a good-sized position at the end of the period. We have also owned shares of steel and scrap metal recycler Schnitzer Steel Industries since 2004. Demand for recycled metals slackened amid the slow pace of growth in the U.S. Along with lower-than-normal spring scrap flows and margins compressed from increases in raw materials and transport costs, this helped keep investors selling, while we continued to hold our shares in anticipation of a rebound in industrial activity that should help to spark demand.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/12[1]

Trican Well Service	-0.81%

Schnitzer Steel Industries Cl. A	-0.66

GameStop Corporation Cl. A	-0.53

SanDisk Corporation	-0.51

Helmerich & Payne	-0.46

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/1/96)[3] through 6/30/12

[1]	Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the 2005 rights offering.
[2]	Reflects the actual market price of one share as it traded on Nasdaq.
[3]	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$174 million

Number of Holdings	53

Turnover Rate	11%

Symbol
Market Price	FUND
NAV	XFUNX

Net Leverage[1]	0%

Average Market Capitalization[2]	$5,043 million

Weighted Average P/E Ratio[3,4]	12.0x

Weighted Average P/B Ratio[3]	1.7x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	74.7%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	25.2%

[1] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.
[2] Geometrically calculated
[3] Harmonic average
[4] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/12).

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/12 at NAV or Liquidation Value

21 million shares of Common Stock	$149 million

6.00% Cumulative Preferred Stock	$25 million

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Semiannual Report to Stockholders | 15

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
	History	Invested	Price[1]	Shares	Value[2]	Value[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Year-to-Date distribution total $0.38		13.057	334

6/30/12		$21,922		11,733	$168,251	$146,193

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

16 | The Royce Funds 2012 Semiannual Report to Stockholders

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
	History	Invested	Price[1]	Shares	Value[2]	Value[2]
Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Year-to-Date distribution total $0.26		8.975	145

6/30/12		$8,900		5,116	$52,183	$45,635

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Year-to-Date distribution total $0.20		6.681	109

6/30/12		$7,044		3,725	$26,597	$23,393

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

The Royce Funds 2012 Semiannual Report to Stockholders | 17

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2012.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

18 | The Royce Funds 2012 Semiannual Report to Stockholders

Royce Value Trust	June 30, 2012 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 112.0%

Consumer Discretionary – 14.3%
Auto Components - 1.1%
China XD Plastics [1,2]	99,100	$453,878
Drew Industries [2]	46,591	1,297,559
Gentex Corporation	76,600	1,598,642
Minth Group	1,028,900	1,116,630
WABCO Holdings [2]	103,800	5,494,134
Williams Controls	37,499	453,738
Xinyi Glass Holdings	700,000	374,259

		10,788,840

Automobiles - 0.4%
Thor Industries	77,500	2,124,275
Winnebago Industries [2]	222,500	2,267,275

		4,391,550

Distributors - 0.8%
LKQ Corporation [1,2]	184,000	6,145,600
Weyco Group	97,992	2,271,455

		8,417,055

Diversified Consumer Services - 1.8%
Anhanguera Educacional Participacoes	80,000	1,019,667
†Career Education [1,2]	28,900	193,341
ChinaCast Education [2]	46,842	30,447
Corinthian Colleges [1,2]	59,500	171,955
MegaStudy	31,150	2,136,197
Regis Corporation	233,800	4,199,048
Sotheby’s	212,400	7,085,664
Steiner Leisure [2]	10,042	466,049
Universal Technical Institute	153,521	2,074,069

		17,376,437

Hotels, Restaurants & Leisure - 0.2%
Benihana	3,300	53,163
CEC Entertainment	64,100	2,331,317
†Lotto24 [2,3]	6,800	17,211

		2,401,691

Household Durables - 2.8%
Desarrolladora Homex ADR [2]	14,100	217,140
Ekornes	70,000	1,003,915
Ethan Allen Interiors	345,800	6,891,794
Hanssem	39,100	632,612
Harman International Industries	121,400	4,807,440
Mohawk Industries [2]	144,200	10,069,486
NVR [2]	1,875	1,593,750
Tupperware Brands	10,700	585,932
Woongjin Coway	50,000	1,558,315

		27,360,384

Internet & Catalog Retail - 0.3%
Manutan International	43,900	1,667,235
Takkt	120,000	1,493,354

		3,160,589

Leisure Equipment & Products - 0.4%
Beneteau	80,000	770,523
Shimano	45,500	2,976,149

		3,746,672

Media - 1.1%
Global Sources [1,2]	64,671	426,829
Morningstar	109,800	6,350,832
Pico Far East Holdings	13,179,000	3,266,461
Television Broadcasts	75,000	523,120

		10,567,242

Multiline Retail - 0.3%
New World Department Store China	4,774,700	2,584,701

Specialty Retail - 1.5%
Abercrombie & Fitch Cl. A	7,400	252,636
Dickson Concepts (International)	434,300	233,837
Dover Saddlery [2]	17,821	74,492
Guess?	19,100	580,067
Hengdeli Holdings	2,112,250	677,015
Lewis Group	200,000	1,723,665
L’Occitane International	100,000	276,971
Luk Fook Holdings (International)	387,400	812,779
Men’s Wearhouse (The)	65,300	1,837,542
Oriental Watch Holdings	2,098,900	560,554
OSIM International	1,400,000	1,338,871
Sa Sa International Holdings	700,000	441,354
Stein Mart [2]	167,800	1,334,010
Systemax [2]	194,000	2,293,080
USS	10,000	1,080,175
West Marine [2]	131,100	1,540,425

		15,057,473

Textiles, Apparel & Luxury Goods - 3.6%
Anta Sports Products [1]	928,200	565,865
Carter’s [1,2]	211,200	11,109,120
China Xiniya Fashion ADR [2]	95,700	136,851
Columbia Sportswear	41,297	2,214,345
Daphne International Holdings	510,700	521,405
Gildan Activewear	19,800	544,896
Grendene	300,000	1,568,335
J.G. Boswell Company [4]	2,292	1,650,240
K-Swiss Cl. A [1,2]	163,600	503,888
Li Ning [2]	535,000	301,345
Pacific Textiles Holdings	3,921,000	2,410,223
Stella International Holdings	633,700	1,572,478
Texwinca Holdings	1,277,000	1,213,553
Van de Velde	8,423	363,499
Warnaco Group (The) [2]	160,500	6,834,090
Wolverine World Wide	100,000	3,878,000
Xtep International Holdings	750,000	262,696

		35,650,829

Total (Cost $121,442,744)		141,503,463

Consumer Staples – 2.4%
Beverages - 0.0%
MGP Ingredients	127,400	408,954

Food & Staples Retailing - 0.4%
FamilyMart	83,500	3,823,232

Food Products - 2.0%
Alico	27,000	824,580
Asian Citrus Holdings	287,800	162,056

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 19

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
Binggrae	23,796	$1,496,250
Cal-Maine Foods	34,848	1,362,557
Cerebos Pacific	257,000	1,074,315
First Resources	1,059,800	1,619,940
Industrias Bachoco ADR	5,000	109,750
Origin Agritech [1,2]	76,800	109,824
Seneca Foods Cl. A [2]	110,000	2,959,000
Seneca Foods Cl. B [2]	13,251	359,102
Super Group	890,000	1,479,565
Tootsie Roll Industries	322,058	7,684,304
Waterloo Investment Holdings [2,3]	598,676	84,413
Westway Group	31,500	188,685

		19,514,341

Total (Cost $20,595,129)		23,746,527

Diversified Investment Companies – 0.4%
Closed-End Funds - 0.4%
Central Fund of Canada Cl. A	226,000	4,472,540

Total (Cost $2,031,252)		4,472,540

Energy – 4.9%
Energy Equipment & Services - 4.2%
Cal Dive International [2]	456,250	1,323,125
CARBO Ceramics	4,500	345,285
Ensco Cl. A	50,600	2,376,682
Ensign Energy Services	225,100	3,095,374
Heckmann Corporation [1,2]	50,000	169,000
Helmerich & Payne	121,100	5,265,428
ION Geophysical [1,2]	361,500	2,382,285
Oil States International [2]	93,023	6,158,123
Pason Systems	105,400	1,540,469
SEACOR Holdings [2]	88,866	7,942,843
ShawCor Cl. A	58,000	2,099,303
TETRA Technologies [1,2]	68,000	484,840
TGS-NOPEC Geophysical	50,000	1,347,666
Tidewater	36,000	1,668,960
Trican Well Service	282,400	3,259,208
Unit Corporation [2]	34,000	1,254,260
Willbros Group [2]	103,800	670,548

		41,383,399

Oil, Gas & Consumable Fuels - 0.7%
†Africa Oil [1,2]	97,400	750,040
Bill Barrett [1,2]	50,000	1,071,000
Cimarex Energy	61,300	3,378,856
†Green Plains Renewable Energy [1,2]	65,000	405,600
Resolute Energy [1,2]	181,134	1,733,453

		7,338,949

Total (Cost $39,976,537)		48,722,348

Financials – 20.7%
Capital Markets - 9.2%
A.F.P. Provida ADR	14,960	1,248,113
Affiliated Managers Group [2]	47,600	5,209,820
AllianceBernstein Holding L.P.	514,600	6,530,274
AP Alternative Assets L.P. [2]	233,200	2,449,734
Artio Global Investors Cl. A	235,000	822,500
ASA Gold and Precious Metals	117,501	2,619,097
Ashmore Group	806,000	4,423,148
Bank Sarasin & Co. Cl. B [2]	1	28
BT Investment Management	163,717	298,820
Cowen Group Cl. A [2]	1,154,458	3,070,858
Dubai Investments	8,900,000	1,690,527
Eaton Vance	85,300	2,298,835
Egyptian Financial Group-Hermes Holding Company [2]	51,625	87,682
Epoch Holding Corporation	25,000	569,500
FBR & Co. [2]	576,200	1,596,074
Federated Investors Cl. B	224,700	4,909,695
Fiducian Portfolio Services	227,000	225,364
GAMCO Investors Cl. A	80,575	3,576,724
GFI Group	166,247	591,839
GIMV	22,500	1,023,377
Gleacher & Company [2]	200,000	160,000
Jupiter Fund Management	75,000	253,265
KKR & Co. L.P.	415,000	5,349,350
Lazard Cl. A	319,700	8,309,003
MVC Capital	254,200	3,291,890
Oppenheimer Holdings Cl. A	75,000	1,179,000
Paris Orleans	198,359	4,255,479
Partners Group Holding	14,600	2,595,612
Reinet Investments [2]	164,948	3,013,467
Reinet Investments DR [2]	500,000	923,752
SEI Investments	338,600	6,734,754
SHUAA Capital [2]	485,000	88,253
SPARX Group [2]	730	61,588
Sprott	269,600	1,310,795
Treasury Group	42,250	174,110
UOB-Kay Hian Holdings	135,000	167,833
Value Partners Group	7,511,700	3,680,321
VZ Holding	12,800	1,212,697
Waddell & Reed Financial Cl. A	139,300	4,218,004
Westwood Holdings Group	23,460	874,120

		91,095,302

Commercial Banks - 1.7%
Bank of N.T. Butterfield & Son [2]	882,304	1,120,526
BCB Holdings [2]	598,676	178,147
Center Bancorp	2,419	27,214
Farmers & Merchants Bank of Long Beach	1,200	5,280,000
Fauquier Bankshares	160,800	2,090,400
†First Citizens BancShares Cl. A	35,596	5,932,074
Hawthorn Bancshares	23,056	210,965
Mechanics Bank	200	2,300,000
Old Point Financial	17,573	189,788

		17,329,114

Consumer Finance - 0.3%
World Acceptance [2]	42,000	2,763,600

20 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
Financials (continued)
Diversified Financial Services - 1.2%
Banca Finnat Euramerica	1,060,000	$345,706
Interactive Brokers Group	100,000	1,472,000
PICO Holdings [2]	83,060	1,861,374
RHJ International [2]	232,500	1,049,066
†Sofina	89,000	6,873,949
State Bank of Mauritius	36,000	94,920

		11,697,015

Insurance - 5.0%
Alleghany Corporation [2]	24,197	8,220,931
Argo Group International Holdings	64,751	1,895,262
Brown & Brown	151,800	4,139,586
Discovery Holdings	120,000	765,131
eHealth [2]	32,000	515,520
E-L Financial	20,400	8,315,490
Erie Indemnity Cl. A	50,000	3,580,500
Independence Holding	349,423	3,441,816
Platinum Underwriters Holdings	149,000	5,676,900
Primerica	170,000	4,544,100
ProAssurance Corporation	22,000	1,959,980
RLI	80,724	5,505,377
White Mountains Insurance Group	1,550	808,712

		49,369,305

Real Estate Investment Trusts (REITs) - 0.5%
Colony Financial	275,461	4,765,475
Vestin Realty Mortgage II [1,2]	214,230	247,436

		5,012,911

Real Estate Management & Development - 2.4%
Altisource Portfolio Solutions [2]	41,199	3,017,003
Consolidated-Tomoka Land	63,564	1,829,372
E-House China Holdings ADR	471,100	2,591,050
Forestar Group [1,2]	177,000	2,267,370
Kennedy-Wilson Holdings	150,000	2,101,500
Midland Holdings	3,138,800	1,534,511
St. Joe Company (The) [1,2]	167,000	2,640,270
Tejon Ranch [2]	264,400	7,567,128

		23,548,204

Thrifts & Mortgage Finance - 0.4%
CFS Bancorp	150,000	670,500
HopFed Bancorp	108,521	749,880
Kearny Financial	70,862	686,653
MyState [2]	100,578	314,520
Timberland Bancorp [2,5]	444,200	2,203,232

		4,624,785

Total (Cost $220,667,144)		205,440,236

Health Care – 7.8%
Biotechnology - 0.1%
3SBio ADR [1,2]	33,200	453,180

Health Care Equipment & Supplies - 2.2%
Allied Healthcare Products [2]	174,712	545,101
Analogic Corporation	40,135	2,488,370
Atrion Corporation	15,750	3,228,435
bioMerieux	13,800	1,134,795
Carl Zeiss Meditec	80,000	1,928,183
CONMED Corporation	81,500	2,255,105
DiaSorin [1]	50,000	1,458,254
DynaVox Cl. A [1,2]	55,000	61,600
IDEXX Laboratories [1,2]	40,201	3,864,522
Kossan Rubber Industries	473,968	481,311
Nihon Kohden	25,100	764,305
Straumann Holding	4,000	587,476
Top Glove	375,000	613,631
Urologix [1,2]	261,200	201,124
Young Innovations	62,550	2,157,350

		21,769,562

Health Care Providers & Services - 0.9%
†Accretive Health [1,2]	244,700	2,681,912
Cross Country Healthcare [2]	30,000	131,100
Landauer	75,500	4,328,415
MWI Veterinary Supply [1,2]	10,000	1,027,700
VCA Antech [2]	39,900	877,002

		9,046,129

Life Sciences Tools & Services - 3.3%
Bio-Rad Laboratories Cl. A [2]	22,888	2,289,029
EPS	512	1,399,841
Furiex Pharmaceuticals [2]	8,333	174,576
ICON ADR [2]	207,650	4,678,354
Luminex Corporation [1,2]	20,000	489,800
Mettler-Toledo International [2]	33,500	5,220,975
PAREXEL International [2]	312,400	8,819,052
PerkinElmer	185,800	4,793,640
Techne Corporation	71,000	5,268,200

		33,133,467

Pharmaceuticals - 1.3%
Adcock Ingram Holdings	215,000	1,583,327
Almirall	140,000	1,006,833
Boiron	55,000	1,428,330
Daewoong Pharmaceutical	14,843	316,526
Green Cross	5,000	652,160
Hikma Pharmaceuticals	60,000	613,879
Kalbe Farma	800,000	322,062
Recordati	230,000	1,636,514
Santen Pharmaceutical	76,000	3,116,937
Vetoquinol	30,000	779,682
Virbac	9,000	1,487,100

		12,943,350

Total (Cost $51,846,190)		77,345,688

Industrials – 27.5%
Aerospace & Defense - 1.9%
AeroVironment [2]	22,900	602,499
Alliant Techsystems	9,300	470,301
Cubic Corporation	11,800	567,344
Ducommun [1,2]	117,200	1,149,732
HEICO Corporation	210,351	8,313,072
HEICO Corporation Cl. A	64,647	2,085,512

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Industrials (continued)
Aerospace & Defense (continued)
Hexcel Corporation [2]	47,500	$1,225,025
Moog Cl. A [2]	25,000	1,033,750
National Presto Industries	3,000	209,310
Teledyne Technologies [2]	59,930	3,694,684

		19,351,229

Air Freight & Logistics - 1.8%
C. H. Robinson Worldwide	50,000	2,926,500
Forward Air	209,750	6,768,633
Hub Group Cl. A [2]	149,400	5,408,280
UTi Worldwide	175,000	2,556,750

		17,660,163

Building Products - 1.2%
American Woodmark [2]	123,335	2,109,029
Apogee Enterprises	71,100	1,142,577
Burnham Holdings Cl. B [4]	36,000	543,600
Simpson Manufacturing	258,400	7,625,384

		11,420,590

Commercial Services & Supplies - 2.5%
Brink’s Company (The)	206,320	4,782,498
CompX International Cl. A	185,300	2,334,780
Copart [2]	149,780	3,548,288
Kimball International Cl. B	286,180	2,203,586
Moshi Moshi Hotline	240,000	2,470,277
Ritchie Bros. Auctioneers	337,700	7,176,125
Tetra Tech [2]	87,400	2,279,392
TMS International Cl. A [2]	45,500	453,635

		25,248,581

Construction & Engineering - 1.6%
EMCOR Group	199,400	5,547,308
Integrated Electrical Services [1,2]	266,349	729,796
Jacobs Engineering Group [2]	81,400	3,081,804
KBR	180,000	4,447,800
Raubex Group	1,065,000	1,743,769

		15,550,477

Electrical Equipment - 3.2%
AZZ	43,900	2,689,314
Belden	57,800	1,927,630
Elektrobudowa	16,392	477,773
Franklin Electric	104,600	5,348,198
Fushi Copperweld [2]	97,931	851,021
GrafTech International [2]	530,031	5,114,799
Jinpan International	96,284	781,826
Powell Industries [2]	92,400	3,452,064
Preformed Line Products	91,600	5,304,556
Regal-Beloit	100,000	6,226,000

		32,173,181

Industrial Conglomerates - 0.7%
Raven Industries	99,500	6,924,205

Machinery - 9.6%
Armstrong Industrial	1,514,500	319,483
Astec Industries [1,2]	21,900	671,892
Burckhardt Compression Holding	15,400	3,952,921
Chen Hsong Holdings	1,615,000	481,061
China Automation Group	844,800	201,958
CLARCOR	92,500	4,454,800
Columbus McKinnon [1,2]	133,700	2,017,533
Donaldson Company	185,600	6,193,472
EVA Precision Industrial Holdings	6,393,600	526,753
FAG Bearings India	28,000	730,752
Flowserve Corporation	5,200	596,700
Gardner Denver	36,700	1,941,797
Graco	116,376	5,362,606
IDEX Corporation	67,400	2,627,252
Industrea	1,004,725	1,325,090
Kennametal	193,500	6,414,525
Lincoln Electric Holdings	210,860	9,233,559
Lindsay Corporation	6,400	415,360
NN [2]	197,100	2,012,391
Nordson Corporation	204,200	10,473,418
Pfeiffer Vacuum Technology	18,500	1,883,100
PMFG [1,2]	378,352	2,954,929
Rational	7,000	1,668,661
RBC Bearings [2]	47,000	2,223,100
Rotork	12,500	386,142
Semperit AG Holding	84,000	3,069,743
Spirax-Sarco Engineering	65,000	2,025,394
Sun Hydraulics	8,600	208,894
Valmont Industries	49,800	6,024,306
Wabtec Corporation	87,725	6,843,427
Woodward	208,400	8,219,296

		95,460,315

Marine - 0.4%
Kirby Corporation [2]	80,000	3,766,400

Professional Services - 2.6%
Advisory Board (The) [2]	231,200	11,465,208
CRA International [2]	64,187	942,907
eClerx Services	35,900	395,528
FTI Consulting [2]	7,850	225,688
JobStreet Corporation	600,000	418,817
ManpowerGroup	78,600	2,880,690
Michael Page International	200,000	1,178,685
On Assignment [2]	375,400	5,991,384
Robert Half International	78,900	2,254,173

		25,753,080

Road & Rail - 1.2%
Frozen Food Express Industries [2]	286,635	315,299
Landstar System	99,400	5,140,968
Patriot Transportation Holding [2]	212,958	5,010,902
Universal Truckload Services	121,876	1,843,374

		12,310,543

Trading Companies & Distributors - 0.7%
AerCap Holdings [1,2]	45,000	507,600
Air Lease Cl. A [1,2]	40,700	789,173
Lawson Products	161,431	1,493,237
MSC Industrial Direct Cl. A	56,448	3,700,166

		6,490,176

22 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
Industrials (continued)
Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings [1,2]	68,400	$870,732

Total (Cost $167,315,025)		272,979,672

Information Technology – 21.9%
Communications Equipment - 1.8%
AAC Technologies Holdings	206,700	598,540
ADTRAN	127,700	3,855,263
Bel Fuse Cl. A	36,672	664,130
Black Box	43,798	1,257,003
Cogo Group [1,2]	87,715	154,378
Comba Telecom Systems Holdings [1]	2,880,928	1,207,349
Comtech Telecommunications	30,000	857,400
EVS Broadcast Equipment	37,298	1,756,332
Globecomm Systems [2]	183,700	1,862,718
Sonus Networks [1,2]	1,124,000	2,416,600
Tellabs	650,000	2,164,500
VTech Holdings	64,050	762,782
Zhone Technologies [2]	256,878	168,255

		17,725,250

Computers & Peripherals - 1.5%
Asustek Computer	50,000	462,509
Catcher Technology	85,600	579,379
China Digital TV Holding Co. ADR	5,000	14,700
Diebold	151,600	5,595,556
Electronics for Imaging [1,2]	8,517	138,401
Foxconn Technology	81,100	297,151
Intermec [2]	23,000	142,600
Intevac [2]	57,450	432,024
Simplo Technology	83,300	576,487
SMART Technologies Cl. A [2]	75,000	136,500
† STEC [1,2]	345,500	2,694,900
Steel Excel [2,4]	156,880	4,212,228

		15,282,435

Electronic Equipment, Instruments & Components - 8.9%
Agilysys [2]	165,125	1,431,633
Anixter International	61,795	3,278,225
Benchmark Electronics [2]	165,200	2,304,540
China High Precision Automation Group [1,3]	2,720,300	480,386
Chroma Ate	269,982	614,495
Cognex Corporation	236,200	7,475,730
Coherent [2]	233,300	10,101,890
Dolby Laboratories Cl. A [2]	128,500	5,307,050
FEI Company [2]	103,000	4,927,520
FLIR Systems	105,000	2,047,500
Hana Microelectronics	1,391,300	838,532
Hollysys Automation Technologies [2]	65,727	559,994
Inficon Holding	1,100	224,470
IPG Photonics [1,2]	74,620	3,252,686
Kingboard Chemical Holdings	311,900	606,451
Mercury Computer Systems [2]	40,500	523,665
Molex	72,600	1,738,044
National Instruments	251,850	6,764,691
Newport Corporation [2]	523,500	6,292,470
Perceptron [2]	357,700	1,974,504
Plexus Corporation [2]	176,100	4,966,020
Pulse Electronics [1,2]	286,200	563,814
Richardson Electronics	395,712	4,879,129
Rofin-Sinar Technologies [1,2]	320,200	6,061,386
Tech Data [1,2]	122,800	5,915,276
TTM Technologies [2]	211,400	1,989,274
Vaisala Cl. A	164,833	3,128,637

		88,248,012

Internet Software & Services - 1.0%
Active Network [1,2]	21,500	330,885
Perficient [2]	10,000	112,300
RealNetworks	61,350	530,064
ValueClick [2]	145,000	2,376,550
VistaPrint [1,2]	187,000	6,040,100

		9,389,899

IT Services - 3.5%
Booz Allen Hamilton Holding Corporation Cl. A	22,300	340,744
Convergys Corporation	121,000	1,787,170
CSE Global	1,886,100	1,189,298
Forrester Research	40,300	1,364,558
Gartner [2]	86,000	3,702,300
Hackett Group [2]	655,000	3,648,350
ManTech International Cl. A	35,400	830,838
MAXIMUS	188,400	9,749,700
MoneyGram International [2]	164,962	2,408,445
NeuStar Cl. A [2]	64,287	2,147,186
Sapient Corporation	706,602	7,115,482

		34,284,071

Office Electronics - 0.1%
Zebra Technologies Cl. A [2]	29,658	1,019,049

Semiconductors & Semiconductor Equipment - 3.2%
Aixtron ADR	75,158	1,075,511
Analog Devices	8,000	301,360
ASM Pacific Technology	90,000	1,148,275
ATMI [2]	63,315	1,302,390
BCD Semiconductor Manufacturing ADR [1,2]	195,500	842,605
BE Semiconductor Industries [4]	58,000	406,580
Cabot Microelectronics	34,500	1,007,745
Cymer [2]	13,700	807,615
Diodes [1,2]	252,450	4,738,487
Exar Corporation [1,2]	157,576	1,285,820
Integrated Silicon Solution [2]	180,200	1,818,218
International Rectifier [1,2]	120,000	2,398,800
Miraial	26,170	418,619
Nanometrics [2]	140,100	2,151,936
OmniVision Technologies [2]	57,300	765,528
Power Integrations	49,000	1,827,700
RDA Microelectronics ADR [2]	103,800	1,042,152
Teradyne [2]	262,200	3,686,532
TriQuint Semiconductor [2]	350,000	1,925,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Veeco Instruments [1,2]	83,000	$2,851,880

		31,802,753

Software - 1.9%
ACI Worldwide [2]	131,150	5,798,142
ANSYS [1,2]	105,600	6,664,416
Aspen Technology [2]	42,100	974,615
Blackbaud	31,400	806,038
JDA Software Group [2]	49,900	1,481,531
Majesco Entertainment [1,2]	36,255	72,510
Net 1 UEPS Technologies [1,2]	50,000	418,500
NetScout Systems [2]	23,100	498,729
SimCorp	15,000	2,579,527

		19,294,008

Total (Cost $194,871,406)		217,045,477

Materials – 9.1%
Chemicals - 2.1%
Agrium	7,500	663,525
C. Uyemura & Co.	18,000	680,990
Cabot Corporation	67,200	2,735,040
Fufeng Group	693,400	263,438
Hawkins	86,178	3,290,276
Huchems Fine Chemical	40,056	792,680
Intrepid Potash [2]	132,766	3,021,754
KMG Chemicals	53,285	1,027,335
LSB Industries [2]	79,200	2,448,072
Minerals Technologies	28,930	1,845,155
Mosaic Company (The)	11,000	602,360
OM Group [2]	90,000	1,710,000
Stepan Company	7,500	706,350
Victrex	70,000	1,396,094

		21,183,069

Construction Materials - 0.8%
Ash Grove Cement Cl. B [4]	50,518	6,819,930
Mardin Cimento Sanayii	350,000	1,080,938

		7,900,868

Containers & Packaging - 1.1%
Broadway Industrial Group	1,485,200	425,159
Greif Cl. A	116,344	4,770,104
Mayr-Melnhof Karton	65,000	5,959,598

		11,154,861

Metals & Mining - 5.0%
Allied Nevada Gold [2]	72,200	2,049,036
AuRico Gold [2]	258,300	2,068,983
Centamin [2]	1,165,000	1,281,603
Central Steel & Wire [4]	6,062	4,091,850
Cliffs Natural Resources	22,500	1,109,025
Coeur d’Alene Mines [2]	27,400	481,144
Commercial Metals	36,600	462,624
Endeavour Mining [2]	300,000	654,160
Fresnillo	40,000	918,002
Globe Specialty Metals	45,600	612,408
Hecla Mining	300,000	1,425,000
Hochschild Mining	300,000	2,213,445
Kimber Resources [2]	560,000	411,600
Kinross Gold	29,200	237,980
Maharashtra Seamless	330,000	2,011,278
Major Drilling Group International	367,600	4,249,731
Medusa Mining	300,000	1,488,066
Northam Platinum	460,000	1,317,092
† Pretium Resources [2]	39,000	538,200
Randgold Resources ADR [1]	33,000	2,970,330
Reliance Steel & Aluminum	151,920	7,671,960
Schnitzer Steel Industries Cl. A	100,000	2,802,000
Silvercorp Metals	116,500	644,245
Sims Metal Management ADR	218,383	2,161,992
Synalloy Corporation	178,800	2,038,320
Worthington Industries	185,000	3,786,950

		49,697,024

Paper & Forest Products - 0.1%
China Forestry Holdings [3]	3,563,800	268,734
Qunxing Paper Holdings [3]	3,296,000	175,380

		444,114

Total (Cost $85,129,469)		90,379,936

Telecommunication Services – 0.8%
Diversified Telecommunication Services - 0.1%
ORBCOMM [2]	93,400	304,484

Wireless Telecommunication Services - 0.7%
Telephone and Data Systems	338,270	7,201,768

Total (Cost $8,586,851)		7,506,252

Miscellaneous[6] – 2.2%
Total (Cost $22,601,924)		22,164,135

TOTAL COMMON STOCKS
(Cost $935,063,671)		1,111,306,274

PREFERRED STOCK – 0.1%
Seneca Foods Conv. [2,3]
(Cost $796,469)	55,000	1,331,550

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.0%
GAMCO Investors (Debentures) 0.00%
due 12/31/15
(Cost $289,828)	$289,800	252,314

24 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

VALUE
REPURCHASE AGREEMENT – 8.0%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $79,013,724 (collateralized
by obligations of various U.S. Government
Agencies, 0.875% due 11/30/16, valued at
$80,598,000)
(Cost $79,013,000)	$79,013,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $34,162,585)	34,162,585

TOTAL INVESTMENTS – 123.6%
(Cost $1,049,325,553)	1,226,065,723

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.4)%	(14,124,876)

PREFERRED STOCK – (22.2)%	(220,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%	$991,940,847

†	New additions in 2012.
[1]	All or a portion of these securities were on loan at June 30, 2012. Total market value of loaned securities at June 30, 2012, was $34,221,501.
[2]	Non-income producing.
[3]

Securities for which market quotations are not readily available represent 0.2% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]

At June 30, 2012, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[6]	Includes securities first acquired in 2012 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2012, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,050,543,499. At June 30, 2012, net unrealized appreciation for all securities was $175,522,224, consisting of aggregate gross unrealized appreciation of $302,938,768 and aggregate gross unrealized depreciation of $127,416,544. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 25

Royce Value Trust	June 30, 2012 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies (cost $964,879,987)	$1,144,849,491
Affiliated Companies (cost $5,432,566)	2,203,232

Total investments at value	1,147,052,723
Repurchase agreements (at cost and value)	79,013,000
Cash and foreign currency	1,354,533
Receivable for investments sold	23,193,974
Receivable for dividends and interest	1,088,873
Prepaid expenses and other assets	472,554

Total Assets	1,252,175,657

LIABILITIES:
Payable for collateral on loaned securities	34,162,585
Payable for investments purchased	5,090,419
Payable for investment advisory fee	487,469
Preferred dividends accrued but not yet declared	288,452
Accrued expenses	205,885

Total Liabilities	40,234,810

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$991,940,847

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 69,170,978 shares outstanding (150,000,000 shares authorized)	$805,986,320
Undistributed net investment income (loss)	8,605,037
Accumulated net realized gain (loss) on investments and foreign currency	33,400,395
Net unrealized appreciation (depreciation) on investments and foreign currency	176,721,304
Unallocated and accrued distributions	(32,772,209)

Net Assets applicable to Common Stockholders (net asset value per share - $14.34)	$991,940,847

Investments at identified cost (including $34,162,585 of collateral on loaned securities)	$970,312,553
Market value of loaned securities	34,221,501

26 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	Six Months Ended June 30, 2012 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends[1]	$9,367,401
Interest	51,692
Securities lending	182,424

Total income	9,601,517

Expenses:
Investment advisory fees	2,948,872
Stockholder reports	202,217
Custody and transfer agent fees	174,182
Administrative and office facilities	65,771
Directors’ fees	62,123
Professional fees	55,587
Other expenses	42,277

Total expenses	3,551,029
Compensating balance credits	(82)
Fees waived by investment adviser	(25,000)

Net expenses	3,525,947

Net investment income (loss)	6,075,570

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	31,970,519
Foreign currency transactions	(105,015)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	6,782,833
Other assets and liabilities denominated in foreign currency	(6,899)

Net realized and unrealized gain (loss) on investments and foreign currency	38,641,438

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	44,717,008

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(6,490,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$38,227,008

[1]	Net of foreign withholding tax of $463,080.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 27

Royce Value Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Six months ended
	6/30/12	Year ended
	(unaudited)	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$6,075,570	$6,739,838
Net realized gain (loss) on investments and foreign currency	31,865,504	35,713,778
Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,775,934	(143,670,265)

Net increase (decrease) in net assets from investment operations	44,717,008	(101,216,649)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(2,024,508)
Net realized gain on investments and foreign currency	–	(10,955,492)
Unallocated distributions[1]	(6,490,000)	–

Total distributions to Preferred Stockholders	(6,490,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	38,227,008	(114,196,649)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(5,275,650)
Net realized gain on investments and foreign currency	–	(28,548,829)
Return of capital	–	(18,288,444)
Unallocated distributions[1]	(25,993,760)	–

Total distributions to Common Stockholders	(25,993,760)	(52,112,923)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	13,067,726	27,070,308

Total capital stock transactions	13,067,726	27,070,308

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	25,300,974	(139,239,264)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	966,639,873	1,105,879,137

End of period (including undistributed net investment income (loss) of $8,605,037 at 6/30/12 and $2,529,467 at 12/31/11)	$991,940,847	$966,639,873

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

28 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Six months ended
	June 30, 2012	Years ended December 31,
	(unaudited)	2011	2010	2009	2008	2007

NET ASSET VALUE, BEGINNING OF PERIOD	$14.18	$16.73	$12.87	$9.37	$19.74	$20.62

INVESTMENT OPERATIONS:
Net investment income (loss)	0.09	0.10	0.24	0.17	0.14	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	(1.62)	3.85	3.87	(8.50)	1.13

Total investment operations	0.66	(1.52)	4.09	4.04	(8.36)	1.22

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.03)	(0.20)	(0.18)	(0.01)	(0.01)
Net realized gain on investments and foreign currency	–	(0.16)	–	–	(0.20)	(0.21)
Return of capital	–	–	–	(0.02)	–	–
Unallocated distributions[1]	(0.09)	–	–	–	–	–

Total distributions to Preferred Stockholders	(0.09)	(0.19)	(0.20)	(0.20)	(0.21)	(0.22)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	0.57	(1.71)	3.89	3.84	(8.57)	1.00

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.08)	(0.03)	–	(0.06)	(0.09)
Net realized gain on investments and foreign currency	–	(0.43)	–	–	(1.18)	(1.76)
Return of capital	–	(0.27)	–	(0.32)	(0.48)	–
Unallocated distributions[1]	(0.38)	–	–	–	–	–

Total distributions to Common Stockholders	(0.38)	(0.78)	(0.03)	(0.32)	(1.72)	(1.85)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.06)	(0.00)	(0.02)	(0.08)	(0.03)

Total capital stock transactions	(0.03)	(0.06)	(0.00)	(0.02)	(0.08)	(0.03)

NET ASSET VALUE, END OF PERIOD	$14.34	$14.18	$16.73	$12.87	$9.37	$19.74

MARKET VALUE, END OF PERIOD	$12.46	$12.27	$14.54	$10.79	$8.39	$18.58

TOTAL RETURN:[2]
Market Value	4.52%[3]	(10.46)%	35.05%	35.39%	(48.27)%	(8.21)%
Net Asset Value	4.09%[3]	(10.06)%	30.27%	44.59%	(45.62)%	5.04%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Investment advisory fee expense[4]	0.56%[5]	0.86%	0.11%	0.00%	1.27%	1.29%
Other operating expenses	0.12%[5]	0.12%	0.12%	0.16%	0.12%	0.09%
Total expenses (net)[6]	0.68%[5]	0.98%	0.23%	0.16%	1.39%	1.38%
Expenses prior to fee waivers and balance credits	0.69%[5]	0.98%	0.23%	0.16%	1.39%	1.38%
Expenses prior to fee waivers	0.69%[5]	0.98%	0.23%	0.16%	1.39%	1.38%
Net investment income (loss)	1.17%[5]	0.63%	1.69%	1.66%	0.94%	0.43%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$991,941	$966,640	$1,105,879	$849,777	$603,234	$1,184,669
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000	$220,000	$220,000	$220,000	$220,000	$220,000
Portfolio Turnover Rate	13%	26%	30%	31%	25%	26%
PREFERRED STOCK:
Total shares outstanding	8,800,000	8,800,000	8,800,000	8,800,000	8,800,000	8,800,000
Asset coverage per share	$137.72	$134.88	$150.67	$121.57	$93.55	$159.62
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.67	$25.37	$25.06	$23.18	$22.51	$23.68

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[5]	Annualized
[6]
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.56%, 0.82%, 0.18%, 0.12%, 1.13% and 1.17% for the periods ended June 30, 2012, and December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 29

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Value Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on July 1, 1986, as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level	1 – quoted prices in active markets for identical securities.
Level

2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level

3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$887,712,798	$222,567,352	$1,026,124	$1,111,306,274
Preferred Stocks	–	–	1,331,550	1,331,550
Corporate Bonds	–	252,314	–	252,314
Cash Equivalents	34,162,585	79,013,000	–	113,175,585

30 | 2012 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Valuation of Investments (continued):
Level 3 Reconciliation:
			Realized and Unrealized
	Balance as of 12/31/11	Purchases	Gain (Loss)[1]	Balance as of 6/30/12
Common Stocks	$1,701,029	$17,052	$(691,957)	$1,026,124
Preferred Stocks	1,278,090	–	53,460	1,331,550

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

2012 Semiannual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Expenses:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 999,484 and 2,076,969 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2012 and the year ended December 31, 2011, respectively.
At June 30, 2012, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.

32 | 2012 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):
For the six rolling 60-month periods ended June 2012, the Fund’s investment performance ranged from 12% to 19% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $5,897,741 and a net downward adjustment of $2,948,869 for the performance of the Fund relative to that of the S&P 600. Additionally, Royce voluntarily waived a portion of its investment advisory fee ($25,000) attributable to issues of the Fund’s Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed the applicable Preferred Stock’s dividend rate. For the six months ended June 30, 2012, the Fund accrued and paid Royce investment advisory fees totaling $2,923,872.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2012, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $152,181,404 and $185,889,472, respectively.

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2012:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/11	12/31/11	Purchases	Sales	Gain (Loss)	Income	6/30/12	6/30/12
Timberland Bancorp	444,200	$1,710,170	–	–	–	–	444,200	$2,203,232
		$1,710,170						$2,203,232

2012 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 109.3%

Consumer Discretionary – 12.4%
Auto Components - 1.8%
China XD Plastics [1,2]	91,600	$419,528
China Zenix Auto International ADR	50,000	121,500
Drew Industries [2]	111,200	3,096,920
Fuel Systems Solutions [1,2]	60,000	1,001,400
Spartan Motors	41,000	214,840
Williams Controls	31,000	375,100

		5,229,288

Distributors - 0.4%
Weyco Group	48,000	1,112,640

Diversified Consumer Services - 0.3%
ChinaCast Education [2]	44,000	28,600
Lincoln Educational Services	112,500	731,250
Spectrum Group International [2,3]	6,925	13,019

		772,869

Hotels, Restaurants & Leisure - 0.4%
Benihana	72,800	1,172,808

Household Durables - 3.2%
Cavco Industries [2]	3,091	158,506
Ethan Allen Interiors	81,600	1,626,288
Flexsteel Industries	172,500	3,412,050
Koss Corporation	73,400	391,222
Natuzzi ADR [2]	409,800	995,814
Skullcandy [1,2]	65,100	921,165
Universal Electronics [2]	152,400	2,007,108

		9,512,153

Internet & Catalog Retail - 0.3%
Geeknet [2]	1,500	29,730
NutriSystem	21,800	252,008
US Auto Parts Network [2]	140,900	588,962

		870,700

Leisure Equipment & Products - 0.2%
Leapfrog Enterprises Cl. A [1,2]	48,400	496,584
Sturm, Ruger & Co.	6,400	256,960

		753,544

Media - 0.7%
Global Sources [2]	59,655	393,723
Rentrak Corporation [2]	87,000	1,796,550

		2,190,273

Specialty Retail - 3.1%
America’s Car-Mart [2]	92,800	3,605,280
Le Chateau Cl. A [2]	73,100	86,160
Lewis Group	57,000	491,245
Oriental Watch Holdings	545,100	145,580
Shoe Carnival	35,028	752,752
Stein Mart [2]	178,900	1,422,255
Systemax [2]	84,000	992,880
West Marine [2]	86,000	1,010,500
Wet Seal (The) Cl. A [2]	149,279	471,722

		8,978,374

Textiles, Apparel & Luxury Goods - 2.0%
China Xiniya Fashion ADR [2]	40,000	57,200
G-III Apparel Group [2]	30,200	715,438
J.G. Boswell Company [3]	2,490	1,792,800
K-Swiss Cl. A [1,2]	72,400	222,992
Marimekko	25,300	413,815
Movado Group	77,633	1,942,378
True Religion Apparel	21,100	611,478

		5,756,101

Total (Cost $28,419,288)		36,348,750

Consumer Staples – 3.5%
Food & Staples Retailing - 0.5%
Arden Group Cl. A	16,000	1,395,360

Food Products - 2.7%
Asian Citrus Holdings	1,060,000	596,871
Binggrae	9,700	609,919
Calavo Growers	17,300	442,534
Farmer Bros. [2]	41,400	329,544
Griffin Land & Nurseries [2]	70,274	1,966,969
Origin Agritech [1,2]	121,488	173,728
Seneca Foods Cl. A [2]	51,400	1,382,660
Seneca Foods Cl. B [2]	42,500	1,151,750
Waterloo Investment Holdings [2,4]	806,207	113,675
Westway Group	220,000	1,317,800

		8,085,450

Personal Products - 0.3%
Inter Parfums	26,400	455,928
Schiff Nutrition International Cl. A [2]	17,015	305,419

		761,347

Total (Cost $8,874,885)		10,242,157

Energy – 3.8%
Energy Equipment & Services - 2.8%
Dawson Geophysical [2]	53,213	1,267,533
Geodrill [2]	177,700	375,263
Global Geophysical Services [2]	35,000	214,200
Gulf Island Fabrication	29,116	821,362
Heckmann Corporation [1,2]	200,000	676,000
Lamprell	202,400	320,157
North American Energy Partners [2]	50,000	129,000
OYO Geospace [1,2]	7,130	641,629
Pason Systems	139,200	2,034,472
Pioneer Drilling [1,2]	57,500	458,275
Tesco Corporation [2]	50,000	600,000
Willbros Group [2]	131,100	846,906

		8,384,797

Oil, Gas & Consumable Fuels - 1.0%
Approach Resources [1,2]	12,000	306,480
† Resolute Energy [1,2]	40,000	382,800
Sprott Resource [2]	172,600	673,040
VAALCO Energy [2]	92,900	801,727

34 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Warren Resources [2]	290,000	$696,000

		2,860,047

Total (Cost $9,532,174)		11,244,844

Financials – 20.4%
Capital Markets - 8.1%
ASA Gold and Precious Metals	35,000	780,150
BKF Capital Group [2,3]	130,200	130,200
Cohen & Steers	27,900	962,829
Diamond Hill Investment Group	34,479	2,699,361
Duff & Phelps Cl. A	50,000	725,000
Edelman Financial Group (The)	209,000	1,818,300
Epoch Holding Corporation	196,500	4,476,270
FBR & Co. [2]	215,000	595,550
Fiera Capital	78,000	622,100
INTL FCStone [2]	32,910	636,808
JZ Capital Partners	363,999	2,081,644
MVC Capital	151,200	1,958,040
NGP Capital Resources	167,077	1,182,905
Queen City Investments [3]	948	957,480
SHUAA Capital [2]	1,100,000	200,162
U.S. Global Investors Cl. A	91,500	399,855
Urbana Corporation [2]	237,600	251,856
Virtus Investment Partners [1,2]	35,000	2,835,000
Westwood Holdings Group	8,800	327,888

		23,641,398

Commercial Banks - 2.1%
BCB Holdings [2]	806,207	239,902
Chemung Financial	40,000	1,020,000
Fauquier Bankshares	140,200	1,822,600
Financial Institutions	36,000	607,680
First Bancorp	40,200	683,400
LCNB Corporation	20,000	265,000
Peapack-Gladstone Financial	88,868	1,378,343

		6,016,925

Consumer Finance - 0.1%
† Regional Management [1,2]	26,100	429,345

Diversified Financial Services - 1.0%
Banca Finnat Euramerica	1,310,000	427,241
Bolsa Mexicana de Valores	300,000	591,018
GAIN Capital Holdings	25,000	124,750
PICO Holdings [2]	45,700	1,024,137
RHJ International [2]	170,000	767,059

		2,934,205

Insurance - 3.3%
Hallmark Financial Services [2]	118,000	920,400
Independence Holding	105,380	1,037,993
Presidential Life	241,100	2,370,013
SeaBright Holdings	191,000	1,697,990
State Auto Financial	139,264	1,956,659
United Fire Group	73,603	1,569,952

		9,553,007

Real Estate Investment Trusts (REITs) - 0.5%
BRT Realty Trust [2]	228,681	1,486,426

Real Estate Management & Development - 4.4%
Consolidated-Tomoka Land	62,750	1,805,945
Forestar Group [2]	111,000	1,421,910
Kennedy-Wilson Holdings	465,358	6,519,666
Tejon Ranch [2]	110,162	3,152,836
ZipRealty [2]	25,000	36,500

		12,936,857

Thrifts & Mortgage Finance - 0.9%
Alliance Bancorp, Inc. of Pennsylvania	41,344	510,599
BofI Holding [2]	91,262	1,803,337
HopFed Bancorp	57,222	395,404

		2,709,340

Total (Cost $49,620,709)		59,707,503

Health Care – 8.4%
Biotechnology - 1.7%
Acadia Pharmaceuticals [1,2]	499,400	878,944
Celsion Corporation [1,2]	550,000	1,688,500
† Chelsea Therapeutics International [1,2]	540,000	799,200
† Keryx Biopharmaceuticals [1,2]	364,203	655,566
3SBio ADR [2]	45,880	626,262
Vical [1,2]	120,000	432,000

		5,080,472

Health Care Equipment & Supplies - 4.4%
Allied Healthcare Products [2]	226,798	707,610
AngioDynamics [2]	116,940	1,404,449
Atrion Corporation	7,557	1,549,034
CryoLife [2]	50,573	264,497
DynaVox Cl. A [2]	20,000	22,400
Exactech [2]	132,100	2,215,317
Medical Action Industries [2]	125,250	435,870
STRATEC Biomedical	14,000	621,989
Syneron Medical [2]	69,200	718,296
Theragenics Corporation [1,2]	336,900	677,169
† Trinity Biotech ADR [1]	49,900	598,800
Utah Medical Products	42,300	1,418,319
Young Innovations	61,450	2,119,410

		12,753,160

Health Care Providers & Services - 1.4%
CorVel Corporation [2]	20,000	980,000
Cross Country Healthcare [2]	300,773	1,314,378
Gentiva Health Services [2]	23,000	159,390
PDI [2]	65,383	538,756
PharMerica Corporation [2]	40,000	436,800
Psychemedics Corporation	37,500	385,875
U.S. Physical Therapy	10,000	254,300

		4,069,499

Life Sciences Tools & Services - 0.7%
Affymetrix [2]	150,000	703,500
Furiex Pharmaceuticals [1,2]	23,758	497,730
PAREXEL International [2]	28,800	813,024

		2,014,254

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Health Care (continued)
Pharmaceuticals - 0.2%
Daewoong Pharmaceutical	357	$7,613
XenoPort [1,2]	102,000	616,080

		623,693

Total (Cost $20,743,415)		24,541,078

Industrials – 27.7%
Aerospace & Defense - 2.2%
Astronics Corporation [2]	26,017	734,720
CPI Aerostructures [1,2]	38,335	421,685
Ducommun [2]	78,700	772,047
HEICO Corporation	65,625	2,593,500
Innovative Solutions and Support [2]	100,000	329,000
Kratos Defense & Security Solutions [1,2]	72,324	422,372
SIFCO Industries	45,800	1,052,484

		6,325,808

Air Freight & Logistics - 0.6%
Forward Air	50,700	1,636,089
Pacer International [2]	35,000	189,700

		1,825,789

Building Products - 3.5%
AAON	109,500	2,064,075
American Woodmark [2]	72,000	1,231,200
Apogee Enterprises	57,900	930,453
Burnham Holdings Cl. A [3]	121,000	1,827,100
Griffon Corporation	89,500	767,910
Trex Company [2]	90,000	2,708,100
WaterFurnace Renewable Energy	53,400	852,323

		10,381,161

Commercial Services & Supplies - 2.4%
Acorn Energy	60,000	499,200
CompX International Cl. A	107,500	1,354,500
Heritage-Crystal Clean [2]	113,301	1,852,471
Interface Cl. A	27,000	368,010
Team [2]	69,940	2,180,729
US Ecology	52,000	922,480

		7,177,390

Construction & Engineering - 1.8%
Comfort Systems USA	27,096	271,502
Integrated Electrical Services [2,5]	1,122,500	3,075,650
Layne Christensen [2]	36,000	744,840
MYR Group [2]	28,500	486,210
Pike Electric [2]	90,900	701,748

		5,279,950

Electrical Equipment - 2.7%
AZZ	16,147	989,165
Deswell Industries [1]	544,371	1,480,689
Encore Wire	15,000	401,700
Fushi Copperweld [2]	74,163	644,477
Global Power Equipment Group	32,500	709,800
Jinpan International	97,821	794,307
LSI Industries	79,812	568,261
Powell Industries [2]	36,000	1,344,960
Preformed Line Products	16,000	926,560

		7,859,919

Industrial Conglomerates - 1.4%
Raven Industries	58,400	4,064,056

Machinery - 6.4%
Armstrong Industrial	1,085,500	228,985
Cascade Corporation	10,900	512,845
CIRCOR International	14,000	477,260
Columbus McKinnon [2]	26,950	406,676
Eastern Company (The)	39,750	641,963
FAG Bearings India	23,700	618,529
Foster (L.B.) Company	66,200	1,893,982
FreightCar America	44,300	1,017,571
Graham Corporation	43,900	817,418
Hurco Companies [2]	52,666	1,079,126
Industrea	932,854	1,230,302
NN [2]	164,300	1,677,503
PMFG [2]	223,245	1,743,543
Semperit AG Holding	12,500	456,807
Sun Hydraulics	93,087	2,261,083
Tennant Company	92,300	3,687,385

		18,750,978

Professional Services - 4.0%
Advisory Board (The) [2]	82,800	4,106,052
CBIZ [1,2]	47,000	279,180
eClerx Services	25,100	276,539
Exponent [2]	58,400	3,085,272
GP Strategies [2]	18,485	341,418
Heidrick & Struggles International	115,600	2,023,000
JobStreet Corporation	50,000	34,902
Kforce [2]	60,000	807,600
On Assignment [2]	41,100	655,956

		11,609,919

Road & Rail - 1.6%
Frozen Food Express Industries [2]	157,000	172,700
Patriot Transportation Holding [2]	111,681	2,627,854
Universal Truckload Services	134,200	2,029,775

		4,830,329

Trading Companies & Distributors - 0.6%
Aceto Corporation	72,219	652,138
Houston Wire & Cable	67,375	736,409
Lawson Products	50,269	464,988

		1,853,535

Transportation Infrastructure - 0.5%
Touax	47,000	1,320,756

Total (Cost $56,822,354)		81,279,590

Information Technology – 21.0%
Communications Equipment - 1.0%
Bel Fuse Cl. A	67,705	1,226,137
ClearOne Communications [2]	25,000	102,250
Cogo Group [1,2]	48,035	84,542
Globecomm Systems [2]	42,700	432,978

36 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2012 (unaudited)

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
Oplink Communications [2]	49,951	$675,837
PC-Tel	44,100	285,327

		2,807,071

Computers & Peripherals - 1.4%
Imation Corporation [2]	112,312	663,764
Rimage Corporation	79,200	633,600
STEC [2]	189,900	1,481,220
Super Micro Computer [2]	42,754	678,079
TransAct Technologies [2]	78,600	606,006

		4,062,669

Electronic Equipment, Instruments & Components - 6.6%
Agilysys [2]	90,000	780,300
Checkpoint Systems [2]	52,300	455,533
Diploma	50,000	349,295
Domino Printing Sciences	80,000	677,142
Frequency Electronics [2]	34,600	279,568
Hana Microelectronics	763,700	460,280
Hollysys Automation Technologies [2]	248,400	2,116,368
Inficon Holding	3,600	734,629
Mercury Computer Systems [2]	71,956	930,391
Mesa Laboratories	48,267	2,243,933
Methode Electronics	118,613	1,009,397
Multi-Fineline Electronix [1,2]	25,400	625,856
Newport Corporation [2]	80,900	972,418
† Parametric Sound [1,2]	75,000	684,000
Park Electrochemical	14,200	367,496
Pulse Electronics [1,2]	150,000	295,500
Richardson Electronics	250,900	3,093,597
Rogers Corporation [2]	58,400	2,313,224
TTM Technologies [2]	114,400	1,076,504

		19,465,431

Internet Software & Services - 0.9%
Bitauto Holdings ADR [2]	50,000	204,500
Marchex Cl. B	95,000	342,950
Stamps.com [2]	6,600	162,822
Support.com [2]	417,500	1,331,825
WebMediaBrands [2]	525,000	330,750
World Energy Solutions [2]	72,920	226,781

		2,599,628

IT Services - 4.4%
Cass Information Systems	16,500	664,125
Computer Task Group [2]	211,800	3,174,882
CSE Global	1,066,300	672,365
Dynamics Research [2]	108,269	629,043
Forrester Research	54,900	1,858,914
Innodata [1,2]	153,832	1,052,211
Official Payments Holdings [2]	333,414	1,300,315
Sapient Corporation	350,000	3,524,500

		12,876,355

Semiconductors & Semiconductor Equipment - 4.5%
Advanced Energy Industries [2]	47,600	638,792
Alpha & Omega Semiconductor [2]	211,800	1,937,970
Amtech Systems [1,2]	92,000	345,920
AXT [2]	46,600	184,070
BCD Semiconductor Manufacturing ADR [2]	158,414	682,764
Exar Corporation [2]	341,208	2,784,257
GSI Technology [2]	39,471	187,093
Integrated Silicon Solution [2]	86,500	872,785
LTX-Credence Corporation [2]	72,200	483,740
Miraial	22,030	352,395
MoSys [1,2]	400,000	1,296,000
O2Micro International ADR [1,2]	80,000	352,800
Photronics [2]	173,000	1,055,300
RDA Microelectronics ADR [2]	94,800	951,792
Rubicon Technology [1,2]	36,899	376,370
Rudolph Technologies [2]	34,800	303,456
† Silicon Motion Technology ADR [1,2]	35,400	499,494

		13,304,998

Software - 2.2%
ACI Worldwide [2]	69,600	3,077,016
Actuate Corporation [2]	100,300	695,079
American Software Cl. A	62,800	499,260
BSQUARE Corporation [1,2]	163,875	478,515
Pegasystems	49,000	1,616,020

		6,365,890

Total (Cost $49,297,068)		61,482,042

Materials – 8.6%
Chemicals - 2.8%
Balchem Corporation	63,375	2,066,659
C. Uyemura & Co.	10,300	389,677
Hawkins	29,697	1,133,832
Landec Corporation [2]	60,300	516,168
Quaker Chemical	73,100	3,377,951
Zoltek Companies [2]	70,000	632,100

		8,116,387

Construction Materials - 0.8%
Ash Grove Cement [3]	8,000	1,080,000
Monarch Cement	52,303	1,150,666

		2,230,666

Containers & Packaging - 0.1%
Broadway Industrial Group	1,347,200	385,655

Metals & Mining - 4.7%
AuRico Gold [2]	91,250	730,912
Aurizon Mines [2]	47,000	211,970
Central Steel & Wire [3]	1,088	734,400
† Comstock Mining [1,2]	325,000	802,750
Endeavour Mining [2]	642,400	1,400,774
Endeavour Mining (Warrants) [2]	50,000	22,837
Exeter Resource [2]	140,000	233,800
Golden Star Resources [1,2]	640,000	742,400
Haynes International	16,000	815,040
Horsehead Holding Corporation [2]	67,888	676,164
Kingsrose Mining	224,000	264,613
MAG Silver [2]	74,750	650,325
Midway Gold [2]	345,000	479,550

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 37

Royce Micro-Cap Trust	June 30, 2012 (unaudited)

Schedule of Investments

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Richmont Mines [2]	93,100	$431,053
RTI International Metals [2]	55,000	1,244,650
Scorpio Mining [2]	136,000	85,493
Seabridge Gold [2]	16,700	241,983
Synalloy Corporation	58,200	663,480
Universal Stainless & Alloy Products [2]	40,199	1,652,179
Victoria Gold [2]	1,000,000	299,578
Vista Gold [2]	498,000	1,449,180

		13,833,131

Paper & Forest Products - 0.2%
Pope Resources L.P.	12,205	672,129
Qunxing Paper Holdings [4]	1,500,000	79,815

		751,944

Total (Cost $22,777,618)		25,317,783

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [2]	450,000	201,110
China Hydroelectric ADS [1,2]	73,100	51,543

Total (Cost $754,614)		252,653

Miscellaneous [6] – 3.4%
Total (Cost $9,682,941)		9,816,332

TOTAL COMMON STOCKS
(Cost $256,525,066)		320,232,732

PREFERRED STOCK – 0.4%
Seneca Foods Conv. [2,3]
(Cost $578,719)	45,409	1,163,379

REPURCHASE AGREEMENT – 11.0%
Fixed Income Clearing Corporation,
0.11% dated 6/29/12, due 7/2/12,
maturity value $32,076,294 (collateralized
by obligations of various U.S. Government
Agencies, 0.875% due 11/30/16, valued at
$32,718,950)
(Cost $32,076,000)		32,076,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 4.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0115%)
(Cost $12,358,059)		12,358,059

TOTAL INVESTMENTS – 124.9%
(Cost $301,537,844)		365,830,170

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.4)%		(12,823,065)

PREFERRED STOCK – (20.5)%		(60,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%		$293,007,105

†	New additions in 2012.
[1]	All or a portion of these securities were on loan at June 30, 2012. Total market value of loaned securities at June 30, 2012, was $11,927,021.
[2]	Non-income producing.
[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[5]
At June 30, 2012, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[6]	Includes securities first acquired in 2012 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2012, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $302,399,108. At June 30, 2012, net unrealized appreciation for all securities was $63,431,062, consisting of aggregate gross unrealized appreciation of $92,492,956 and aggregate gross unrealized depreciation of $29,061,894. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

38 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	June 30, 2012 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies (cost $267,339,619)	$330,678,520
Affiliated Companies (cost $2,122,225)	3,075,650

Total investments at value	333,754,170
Repurchase agreements (at cost and value)	32,076,000
Cash and foreign currency	38,610
Receivable for investments sold	1,275,565
Receivable for dividends and interest	334,546
Prepaid expenses and other assets	36,569

Total Assets	367,515,460

LIABILITIES:
Payable for collateral on loaned securities	12,358,059
Payable for investments purchased	1,811,288
Payable for investment advisory fee	171,185
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	87,823

Total Liabilities	14,508,355

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$293,007,105

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 28,728,978 shares outstanding (150,000,000 shares authorized)	$230,803,869
Undistributed net investment income (loss)	(2,141,601)
Accumulated net realized gain (loss) on investments and foreign currency	9,324,816
Net unrealized appreciation (depreciation) on investments and foreign currency	64,291,876
Unallocated and accrued distributions	(9,271,855)

Net Assets applicable to Common Stockholders (net asset value per share - $10.20)	$293,007,105

Investments at identified cost (including $12,358,059 of collateral on loaned securities)	$269,461,844
Market value of loaned securities	11,927,021

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 39

Royce Micro-Cap Trust	Six Months Ended June 30, 2012 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends[1]	$2,003,684
Interest	9,966
Securities lending	60,114

Total income	2,073,764

Expenses:
Investment advisory fees	2,027,135
Stockholder reports	60,584
Custody and transfer agent fees	55,103
Professional fees	33,504
Directors’ fees	30,836
Administrative and office facilities	18,500
Other expenses	21,384

Total expenses	2,247,046
Compensating balance credits	(8)
Fees waived by investment adviser	(26,666)

Net expenses	2,220,372

Net investment income (loss)	(146,608)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	10,564,653
Foreign currency transactions	(12,891)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	8,956,877
Other assets and liabilities denominated in foreign currency	1,019

Net realized and unrealized gain (loss) on investments and foreign currency	19,509,658

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	19,363,050

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,800,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	$17,563,050

[1]	Net of foreign withholding tax of $28,809.

40 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Six months ended
	6/30/12	Year ended
	(unaudited)	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$(146,608)	$1,181,694
Net realized gain (loss) on investments and foreign currency	10,551,762	5,899,117
Net change in unrealized appreciation (depreciation) on investments and foreign currency	8,957,896	(28,491,445)

Net increase (decrease) in net assets from investment operations	19,363,050	(21,410,634)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(660,851)
Net realized gain on investments and foreign currency	–	(2,939,149)
Unallocated distributions[1]	(1,800,000)	–

Total distributions to Preferred Stockholders	(1,800,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	17,563,050	(25,010,634)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(1,505,199)
Net realized gain on investments and foreign currency	–	(6,694,405)
Return of capital	–	(6,511,252)
Unallocated distributions[1]	(7,391,855)	–

Total distributions to Common Stockholders	(7,391,855)	(14,710,856)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	3,543,691	7,734,894

Total capital stock transactions	3,543,691	7,734,894

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	13,714,886	(31,986,596)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	279,292,219	311,278,815

End of period (including undistributed net investment income (loss) of $(2,141,601) at 6/30/12 and
$(1,994,992) at 12/31/11)	$293,007,105	$279,292,219

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 41

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended	Years ended December 31,
	June 30, 2012
	(unaudited)	2011	2010	2009	2008	2007

NET ASSET VALUE, BEGINNING OF PERIOD	$9.86	$11.34	$8.90	$6.39	$13.48	$14.77

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.00)	0.04	0.08	0.00	0.02	(0.00)
Net realized and unrealized gain (loss) on investments and
foreign currency	0.68	(0.82)	2.58	2.88	(5.70)	0.24

Total investment operations	0.68	(0.78)	2.66	2.88	(5.68)	0.24

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.02)	(0.10)	(0.04)	(0.01)	(0.01)
Net realized gain on investments and foreign currency	–	(0.11)	(0.03)	–	(0.13)	(0.14)
Return of capital	–	–	–	(0.09)	–	–
Unallocated distributions[1]	(0.06)	–	–	–	–	–

Total distributions to Preferred Stockholders	(0.06)	(0.13)	(0.13)	(0.13)	(0.14)	(0.15)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS FROM INVESTMENT OPERATIONS	0.62	(0.91)	2.53	2.75	(5.82)	0.09

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.05)	(0.06)	–	(0.09)	(0.08)
Net realized gain on investments and foreign currency	–	(0.24)	(0.02)	–	(0.83)	(1.27)
Return of capital	–	(0.24)	–	(0.22)	(0.27)	–
Unallocated distributions[1]	(0.26)	–	–	–	–	–

Total distributions to Common Stockholders	(0.26)	(0.53)	(0.08)	(0.22)	(1.19)	(1.35)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.04)	(0.01)	(0.02)	(0.08)	(0.03)

Total capital stock transactions	(0.02)	(0.04)	(0.01)	(0.02)	(0.08)	(0.03)

NET ASSET VALUE, END OF PERIOD	$10.20	$9.86	$11.34	$8.90	$6.39	$13.48

MARKET VALUE, END OF PERIOD	$8.92	$8.77	$9.80	$7.37	$5.62	$11.94

TOTAL RETURN: [2]
Market Value	4.69%[3]	(4.99)%	34.10%	37.91%	(45.84)%	(20.54)%
Net Asset Value	6.48%[3]	(7.69)%	28.50%	46.47%	(45.45)%	0.64%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Investment advisory fee expense[4]	1.35%[5]	0.97%	0.97%	1.38%	1.39%	1.44%
Other operating expenses	0.15%[5]	0.15%	0.15%	0.21%	0.16%	0.12%
Total expenses (net)[6]	1.50%[5]	1.12%	1.12%	1.59%	1.55%	1.56%
Expenses prior to fee waivers and balance credits	1.52%[5]	1.15%	1.17%	1.74%	1.58%	1.56%
Expenses prior to fee waivers	1.52%[5]	1.15%	1.17%	1.74%	1.58%	1.56%
Net investment income (loss)	(0.10)%[5]	0.40%	0.84%	0.02%	0.15%	(0.07)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$293,007	$279,292	$311,279	$243,156	$169,854	$331,476
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000	$60,000	$60,000	$60,000	$60,000	$60,000
Portfolio Turnover Rate	13%	30%	27%	30%	42%	41%
PREFERRED STOCK:
Total shares outstanding	2,400,000	2,400,000	2,400,000	2,400,000	2,400,000	2,400,000
Asset coverage per share	$147.09	$141.37	$154.70	$126.32	$95.77	$163.11
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.69	$25.41	$25.11	$23.47	$23.08	$24.06

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[5]	Annualized
[6]
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.25%, 0.93%, 0.91%, 1.21%, 1.26% and 1.33% for the periods ended June 30, 2012, and December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

42 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Micro-Cap Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on September 9, 1993, as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level	1 – quoted prices in active markets for identical securities.
Level
2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level
3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$288,966,924	$31,072,318	$193,490	$320,232,732
Preferred Stocks	–	1,163,379	–	1,163,379
Cash Equivalents	12,358,059	32,076,000	–	44,434,059

2012 Semiannual Report to Stockholders | 43

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Valuation of Investments (continued):

Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/11	Gain (Loss)[1]	Balance as of 6/30/12
Common Stocks	$347,895	$(154,405)	$193,490

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

44 | 2012 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Expenses:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 395,771 and 881,817 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2012, and the year ended December 31, 2011, respectively.
At June 30, 2012, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
For the six rolling 36-month periods ended June 2012, the Fund’s investment performance ranged from 25% above to 9% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $1,639,531 and a net upward adjustment of $387,604 for the performance of the Fund relative to that of the Russell 2000. Additionally, Royce voluntarily waived a portion of its investment advisory fee ($26,666) attributable to issues of the Fund’s Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed the applicable Preferred Stock’s dividend rate. For the six months ended June 30, 2012, the Fund accrued and paid Royce investment advisory fees totaling $2,000,469.

2012 Semiannual Report to Stockholders | 45

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2012, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $49,054,019 and $40,632,743, respectively.

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2012:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/11	12/31/11	Purchases	Sales	Gain (Loss)	Income	6/30/12	6/30/12
Integrated Electrical Services	1,122,500	$2,155,200	–	–	–	–	1,122,500	$3,075,650
		$2,155,200						$3,075,650

46 | 2012 Semiannual Report to Stockholders

Royce Focus Trust	June 30, 2012 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 99.9%

Consumer Discretionary – 6.3%
Automobiles - 1.3%
Thor Industries	70,000	$1,918,700

Specialty Retail - 5.0%
Buckle (The)	120,000	4,748,400
GameStop Corporation Cl. A	150,000	2,754,000

		7,502,400

Total (Cost $9,312,642)		9,421,100

Consumer Staples – 4.8%
Food Products - 3.7%
Cal-Maine Foods	50,000	1,955,000
Industrias Bachoco ADR	90,000	1,975,500
Sanderson Farms	35,000	1,603,700

		5,534,200

Personal Products - 1.1%
Nu Skin Enterprises Cl. A	35,000	1,641,500

Total (Cost $7,026,608)		7,175,700

Energy – 11.7%
Energy Equipment & Services - 8.5%
†C&J Energy Services [1,2]	120,000	2,220,000
Helmerich & Payne	70,000	3,043,600
Pason Systems	180,000	2,630,783
Trican Well Service	250,000	2,885,276
Unit Corporation [2]	50,000	1,844,500

		12,624,159

Oil, Gas & Consumable Fuels - 3.2%
Exxon Mobil	55,000	4,706,350

Total (Cost $15,739,927)		17,330,509

Financials – 18.8%
Capital Markets - 12.2%
Affiliated Managers Group [2]	20,000	2,189,000
Ashmore Group	600,000	3,292,666
Franklin Resources	40,000	4,439,600
Knight Capital Group Cl. A [2]	100,000	1,194,000
Partners Group Holding	12,000	2,133,380
Sprott	500,000	2,430,999
Value Partners Group	4,900,000	2,400,731

		18,080,376

Insurance - 4.2%
Berkshire Hathaway Cl. B [2]	75,000	6,249,750

Real Estate Management & Development - 2.4%
Kennedy-Wilson Holdings	260,000	3,642,600

Total (Cost $24,965,531)		27,972,726

Health Care – 1.6%
Biotechnology - 1.6%
Myriad Genetics [2]	100,000	2,377,000

Total (Cost $2,334,558)		2,377,000

Industrials – 6.7%
Construction & Engineering - 1.3%
Jacobs Engineering Group [2]	50,000	1,893,000

Electrical Equipment - 1.0%
GrafTech International [2]	150,000	1,447,500

Machinery - 3.0%
Lincoln Electric Holdings	50,000	2,189,500
Semperit AG Holding	65,000	2,375,397

		4,564,897

Road & Rail - 1.4%
Patriot Transportation Holding [2]	90,000	2,117,700

Total (Cost $9,147,819)		10,023,097

Information Technology – 18.8%
Computers & Peripherals - 7.2%
Apple [2]	6,000	3,504,000
SanDisk Corporation [2]	70,000	2,553,600
Western Digital [2]	150,000	4,572,000

		10,629,600

Semiconductors & Semiconductor Equipment - 7.5%
Analog Devices	142,000	5,349,140
MKS Instruments	130,000	3,760,900
Veeco Instruments [1,2]	60,000	2,061,600

		11,171,640

Software - 4.1%
Microsoft Corporation	200,000	6,118,000

Total (Cost $24,646,858)		27,919,240

Materials – 31.2%
Chemicals - 7.3%
LSB Industries [2]	100,000	3,091,000
Mosaic Company (The)	85,000	4,654,600
Westlake Chemical	60,000	3,135,600

		10,881,200

Metals & Mining - 22.5%
Alamos Gold	120,000	1,874,079
Allied Nevada Gold [2]	150,000	4,257,000
Centamin [2]	1,200,000	1,320,106
Endeavour Mining [2]	450,000	981,239
Fresnillo	70,000	1,606,504
Globe Specialty Metals	200,000	2,686,000
Major Drilling Group International	200,000	2,312,150
Newmont Mining	75,000	3,638,250
Nucor Corporation	50,000	1,895,000
Pan American Silver	160,000	2,702,400
†Pretium Resources [2]	200,000	2,760,000
Reliance Steel & Aluminum	70,000	3,535,000
Schnitzer Steel Industries Cl. A	75,000	2,101,500
Seabridge Gold [2]	120,000	1,738,800

		33,408,028

Paper & Forest Products - 1.4%
† Stella-Jones	40,000	2,103,919

Total (Cost $45,293,559)		46,393,147

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 47

Royce Focus Trust	June 30, 2012 (unaudited)

Schedule of Investments

VALUE
TOTAL COMMON STOCKS
(Cost $138,467,502)	$148,612,519

REPURCHASE AGREEMENT – 17.0%
Fixed Income Clearing Corporation, 0.11% dated 6/29/12, due 7/2/12, maturity value $25,251,231 (collateralized by obligations of various U.S. Government Agencies, 3.25% due 6/30/16, valued at $25,760,000) (Cost $25,251,000)	25,251,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.8%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0115%) (Cost $4,229,011)	4,229,011

TOTAL INVESTMENTS – 119.7%
(Cost $167,947,513)	178,092,530

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.9)%	(4,249,859)

PREFERRED STOCK – (16.8)%	(25,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%	$148,842,671

†	New additions in 2012.
[1]	All or a portion of these securities were on loan at June 30, 2012. Total market value of loaned securities at June 30, 2012, was $4,178,585.
[2]	Non-income producing.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2012, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $167,947,513. At June 30, 2012, net unrealized appreciation for all securities was $10,145,017, consisting of aggregate gross unrealized appreciation of $23,799,973 and aggregate gross unrealized depreciation of $13,654,956.

48 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	June 30, 2012 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)	$152,841,530
Repurchase agreements (at cost and value)	25,251,000
Cash and foreign currency	5,749
Receivable for dividends and interest	162,710
Prepaid expenses and other assets	40,484

Total Assets	178,301,473

LIABILITIES:
Payable for collateral on loaned securities	4,229,011
Payable for investment advisory fee	139,720
Preferred dividends accrued but not yet declared	33,322
Accrued expenses	56,749

Total Liabilities	4,458,802

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$148,842,671

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 20,859,655 shares outstanding (150,000,000 shares authorized)	$133,981,152
Undistributed net investment income (loss)	(72,289)
Accumulated net realized gain (loss) on investments and foreign currency	9,690,244
Net unrealized appreciation (depreciation) on investments and foreign currency	10,142,631
Unallocated and accrued distributions	(4,899,067)

Net Assets applicable to Common Stockholders (net asset value per share - $7.14)	$148,842,671

Investments at identified cost (including $4,229,011 of collateral on loaned securities)	$142,696,513
Market value of loaned securities	4,178,585

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 49

Royce Focus Trust	Six Months Ended June 30, 2012 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends[1]	$1,066,326
Interest	64,865
Securities lending	15,573

Total income	1,146,764

Expenses:
Investment advisory fees	916,882
Stockholder reports	39,453
Custody and transfer agent fees	31,585
Professional fees	24,188
Directors’ fees	18,808
Administrative and office facilities	9,888
Other expenses	21,602

Total expenses	1,062,406
Compensating balance credits	(4)

Net expenses	1,062,402

Net investment income (loss)	84,362

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	8,878,782
Foreign currency transactions	(3,037)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(8,555,242)
Other assets and liabilities denominated in foreign currency	(358)

Net realized and unrealized gain (loss) on investments and foreign currency	320,145

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	404,507

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(750,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	$(345,493)

[1]	Net of foreign withholding tax of $42,738.

50 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Six months ended
	6/30/12	Year ended
	(unaudited)	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$84,362	$449,951
Net realized gain (loss) on investments and foreign currency	8,875,745	7,961,607
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(8,555,600)	(25,251,663)

Net increase (decrease) in net assets from investment operations	404,507	(16,840,105)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments and foreign currency	–	(1,500,000)
Unallocated distributions[1]	(750,000)	–

Total distributions to Preferred Stockholders	(750,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	(345,493)	(18,340,105)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments and foreign currency	–	(5,749,656)
Return of capital	–	(2,456,896)
Unallocated distributions[1]	(4,115,734)	–

Total distributions to Common Stockholders	(4,115,734)	(8,206,552)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	2,447,979	5,111,803

Total capital stock transactions	2,447,979	5,111,803

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(2,013,248)	(21,434,854)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	150,855,919	172,290,773

End of period (including undistributed net investment income (loss) of $(72,289) at 6/30/12 and
$(156,651) at 12/31/11)	$148,842,671	$150,855,919

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2012 Semiannual Report to Stockholders | 51

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended	Years ended December 31,
	June 30, 2012
	(unaudited)	2011	2010	2009	2008	2007

NET ASSET VALUE, BEGINNING OF PERIOD	$7.36	$8.72	$7.16	$4.76	$8.92	$9.75

INVESTMENT OPERATIONS:
Net investment income (loss)	0.00	0.02	(0.01)	0.03	0.07	0.15
Net realized and unrealized gain (loss) on investments and
foreign currency	0.04	(0.86)	1.65	2.54	(3.67)	1.12

Total investment operations	0.04	(0.84)	1.64	2.57	(3.60)	1.27

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	(0.05)	(0.08)	(0.01)	(0.02)
Net realized gain on investments and foreign currency	–	(0.07)	(0.03)	–	(0.07)	(0.07)
Unallocated distributions[1]	(0.04)	–	–	–	–	–

Total distributions to Preferred Stockholders	(0.04)	(0.07)	(0.08)	(0.08)	(0.08)	(0.09)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	(0.00)	(0.91)	1.56	2.49	(3.68)	1.18

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–	–	(0.00)	(0.07)	(0.44)
Net realized gain on investments and foreign currency	–	(0.29)	–	–	(0.37)	(1.57)
Return of capital	–	(0.12)	–	(0.09)	(0.03)	–
Unallocated distributions[1]	(0.20)	–	–	–	–	–

Total distributions to Common Stockholders	(0.20)	(0.41)	–	(0.09)	(0.47)	(2.01)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.04)	–	(0.00)	(0.01)	(0.00)

Total capital stock transactions	(0.02)	(0.04)	–	(0.00)	(0.01)	(0.00)

NET ASSET VALUE, END OF PERIOD	$7.14	$7.36	$8.72	$7.16	$4.76	$8.92

MARKET VALUE, END OF PERIOD	$6.28	$6.30	$7.57	$6.33	$4.60	$8.97

TOTAL RETURN:[2]
Market Value	2.66%[3]	(11.75)%	19.59%	40.84%	(44.94)%	3.02%
Net Asset Value	(0.07)%[3]	(10.51)%	21.79%	53.95%	(42.71)%	12.22%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Investment advisory fee expense	1.16%[4]	1.15%	1.17%	1.16%	1.13%	1.14%
Other operating expenses	0.18%[4]	0.18%	0.20%	0.26%	0.21%	0.18%
Total expenses (net)[5]	1.34%[4]	1.33%	1.37%	1.42%	1.34%	1.32%
Expenses prior to fee waivers and balance credits	1.34%[4]	1.33%	1.37%	1.48%	1.39%	1.31%
Expenses prior to fee waivers	1.34%[4]	1.33%	1.37%	1.48%	1.39%	1.31%
Net investment income (loss)	0.11%[4]	0.27%	(0.15)%	0.49%	0.72%	1.13%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$148,843	$150,856	$172,291	$141,497	$92,550	$165,807
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Portfolio Turnover Rate	11%	33%	36%	46%	51%	62%
PREFERRED STOCK:
Total shares outstanding	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Asset coverage per share	$173.84	$175.86	$197.29	$166.48	$117.55	$190.81
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$26.40	$25.65	$25.38	$23.56	$22.89	$24.37

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]	Annualized
[5]
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.16%, 1.16%, 1.17%, 1.16%, 1.14% and 1.15% for the periods ended June 30, 2012, and December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

52 | 2012 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Focus Trust, Inc. (the “Fund”), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.
     At June 30, 2012, officers, employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned 25% of the Fund.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level	1 – quoted prices in active markets for identical securities.
Level
2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level
3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$120,265,290	$28,347,229	$–	$148,612,519
Cash Equivalents	4,229,011	25,251,000	–	29,480,011

Repurchase Agreements:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

2012 Semiannual Report to Stockholders   |  53

Royce Focus Trust

   Notes to Financial Statements (unaudited) (continued)

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 365,203 and 735,388 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2012, and the year ended December 31, 2011, respectively.
At June 30, 2012, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets

54 | 2012 Semiannual Report to Stockholders

Royce Focus Trust

  Notes to Financial Statements (unaudited) (continued)

Capital Stock (continued):
applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the six months ended June 30, 2012, the Fund accrued and paid Royce investment advisory fees totaling $916,882.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2012, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $16,868,377 and $23,375,045, respectively.

2012 Semiannual Report to Stockholders | 55

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director[1], President
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), The Royce Funds’ investment adviser.

Mark R. Fetting, Director[1]
Age: 57 | Number of Funds Overseen: 49 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc. and Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Director
Age: 63 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Director
Age: 74 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 70 | Number of Funds Overseen: 49 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 66 | Number of Funds Overseen: 49 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 60 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. (“RFS”), having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 50 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 45 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 52 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Director.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

56 | The Royce Funds 2012 Semiannual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2012, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2012 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2500 is an index of 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. The CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 Index and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000 Index. Royce has not independently verified the above described information.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2012. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.

     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2011, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2012 Semiannual Report to Stockholders | 57

Board Approval of Investment Advisory Agreements

At meetings held on June 6-7, 2012, each of the Funds’ respective Boards of Directors, including all of the non-interested directors, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for the Funds with other funds in their “peer group”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Fund. The directors also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund stockholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements were considered at the same Board meetings, the Board dealt with each agreement separately. Among other factors, the directors considered the following:
    The nature, extent and quality of services provided by R&A: The Board considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing both the Funds and open-end mutual funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on stockholder interests as exemplified by its voluntary fee waiver policy on preferred stock assets in certain circumstances where the Funds’ total return performance from the issuance of the preferred does not exceed the coupon rate on the preferred, and expansive stockholder reporting and communications. The Board reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The Board determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the Board noted R&A’s ability to attract and retain quality and experienced personnel. The directors concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for the Funds.
    Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the Board believes that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Board has historically used in its review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. Using Morningstar data, Royce Value Trust’s Sharpe Ratio placed in the middle quintile within the Small Blend category assigned by Morningstar for the three-, five- and 10-year periods ended December 31, 2011, as the Fund’s use of leverage through preferred stock created higher volatility and, for the five-year period, brought down market performance. Using Morningstar data, as measured against its open-end peers, Royce Micro-Cap Trust’s Sharpe Ratio placed in the 2nd quartile within the Small Blend category assigned by Morningstar for the three- and 10-year periods ended December 31, 2011 and at the 62nd percentile for the five-year period within its category, as the Fund’s use of leverage through preferred stock created higher volatility and brought down market performance.
    Finally, using Morningstar data, Royce Focus Trust’s concentrated portfolio led to its middle quintile performance in its category as measured by Sharpe Ratio for the three-year period, 2nd quartile for the five-year period and top quartile for the 10-year period ended December 31, 2011.
    The Board noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming their benchmark indexes and their competitors. Although the Board recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The directors determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the continuation of its Investment Advisory Agreement.
    Cost of the services provided and profits realized by R&A from its relationship with the Funds: The Board considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
    The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Board considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and

58 | The Royce Funds 2012 Semiannual Report to Stockholders

that they did not involve the same efficiencies as do portfolios of large cap stocks. The Board concluded that the current fee structure for each Fund was reasonable, that stockholders sufficiently participated in economies of scale and that no changes were currently necessary.
    Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The Board noted that, in the case of Royce Value Trust, the Fund had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on the Fund’s performance versus the S&P 600 SmallCap Index over a rolling period of sixty months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage the Fund for the benefit of its long-term common stockholders. The Board noted that R&A had also agreed to waive its management fee on that portion of the Fund’s assets equal to the liquidation preference of the Fund’s outstanding preferred stock if the Fund’s total return from issuance of the preferred on such amount is less than the preferred’s fixed dividend rate. The Board also noted that the fee arrangement, which also includes a provision for no fee in periods where the Fund’s trailing three-year performance is negative, requires R&A to measure the Fund’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The Board noted that the Fund’s performance earned R&A no fee during the period January 1, 2011 through November 30, 2011.
    In the case of Royce Micro-Cap Trust, the Board noted that the Fund had a 1.00% basic fee subject to adjustment up or down based on the Fund’s performance versus the Russell 2000 Index over a rolling 36 month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and visa versa. The Board determined that the performance adjustment feature continued to serve as an incentive to R&A to manage the Fund for the benefit of its long-term stockholders. The Board also noted R&A’s voluntary waiver of its fee on the liquidation value of the outstanding preferred stock in circumstances where the Fund’s total return performance from the issuance of the preferred is less than the fixed dividend rate on the preferred for each month during the year. The Board noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would rank in the second quartile when compared against its Morningstar-assigned open-end peer group.
    Finally, in the case of Royce Focus Trust, the Board noted that R&A had agreed to waive its management fee on the liquidation value of outstanding preferred stock if the Fund’s total return from issuance of the preferred is less than the preferred’s fixed dividend rate. The Board noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would place within four basis points of the median of its Morningstar-assigned open-end peer group.
    The Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, the Funds’ base advisory fees compared favorably to the advisory fees charged to those other accounts.
    It was noted that no single factor was cited as determinative to the decision of the directors. Rather, after weighing all of considerations and conclusions discussed above, the entire Board, including all the non-interested directors, approved the continuation of the existing Investment Advisory Agreements, concluding that a contract continuation on the existing terms was in the best interest of the stockholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2012 Semiannual Report to Stockholders | 59

2012: In Quotes

We don’t have to be smarter than the rest. We have to be more disciplined than the rest.
– Warren Buffet, 2012

Points To Ponder
Dividend-payers stand to benefit in coming decades from an event that has only just begun, the retirement of the baby boomers.
– Savita Subramanian, WSJ.com, January 4, 2012

Do not trust financial market risk models. Despite the predilection of some analysts to model the financial markets using sophisticated mathematics, the markets are governed by behavioral science, not physical science.
– Seth Klarman

No matter how diversified you are, you probably aren’t as diversified as you think. As recently as 1997, it took 20 stocks to eliminate most of the likelihood of enduring more risk than the market as a whole; today it takes 40. If you hold the same number of stocks that you used to, you are about half as diversified as you were. You need to spread your bets wider.
– Jason Zweig, The Wall Street Journal,
   February 18, 2012

Leverage reduces the investor’s critical asset: patience.
– Jeremy Grantham, GMO Letter, February 2012

In Absolute Agreement
In the fourth quarter of 1984, there were 32 FDIC-insured banks with assets greater than $10 billion, and they controlled 27.5% of the nation’s banking assets. In the fourth quarter of 2011, there were 107 banks with assets greater than $10 billion, and they controlled 79.6% of the nation’s banking assets.
– Jim Grant, Grant’s Interest Rate Observer,
   May 18, 2012

The disruptive technologies and government policies have created an extremely highly correlated environment with all financial markets and all financial institutions. The risks were manifest in 2008, but rather than defuse them, government policies have since increased the interconnectedness.
– Simon Mikhailovich, Barron’s, June 2, 2012

We don’t try to predict (the stock market)... That’s folly. We are looking at the macro picture, but it is best to focus on forward risk-adjusted returns at individual securities. We have learned that over and over again.
– Don Yacktman, Barron’s, May 8, 2012

The public will only consider equities once they start to lose money in bonds. In an era of financial repression, this might take a long time but this moment will arrive just the same.
– Jason Trennert, Strategas Investment Strategy
   Viewpoint, May 25, 2012

It is important to recognize that results in the short term reflect a lot of randomness. Even skillful managers will slump, and unskillful managers will shine. But over the long haul, good process wins.
– Michael Mauboussin, Daily News & Analysis,
   June 4, 2012

It’s never as good as you think it is when it’s great, and never as bad as you think it is when it’s bad.
– Preston Athey, Barron’s, June 16, 2012

Cocktail Conversation
Stocks were losers to bonds in 2011. But don’t invest with a rear view mirror... Emerging markets offer the best prospects for both equity and bond returns over the next 10 years.
– Burton Malkiel, The Wall Street Journal,
   January 6, 2012

Apple’s iPhone business alone is now bigger than Microsoft. Not Windows. Not Office. Microsoft. Think about that. The iPhone did not exist five years ago. And now it’s bigger than a company that, 15 years ago, was dragged into court and threatened with forcible break-up because it had amassed an unassailable and unthinkably profitable monopoly...In the December quarter, Apple’s iPhone business generated $24.4 billion of revenue. Microsoft’s whole company, meanwhile, from Windows to Office to servers to XBox, generated $20.9 billion.
– Henry Blodget, BusinessInsider, February 7, 2012

Adjusted for inflation, current oil prices are below the levels that existed thirty years ago.
– William Strauss, Economic Outlook, April 26, 2012

Timeless Tidbits
It is amazing what you can accomplish if you do not care who gets the credit.
– Harry S. Truman

In any moment of decision, the best thing you can do is the right thing. The worst thing you can do is nothing.
– Theodore Roosevelt

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

60 | This page is not part of the 2012 Semiannual Report to Stockholders

Is the Business Cycle Dead?

“Plus ça change, plus c’est la même chose.” (“The more things change, the more they stay the same.”) –Alphonse Karr

One striking effect of the financial crisis has been the apparent disappearance of the traditional business cycle. The world’s developed economies—heavily indebted, still deleveraging, and in some cases in the midst of painful austerity—are being supported by periodic and unconventional interventions from increasingly leveraged central banks. The result has been an anemic, albeit steady, pace of economic activity marked by fits and starts that are increasingly difficult for investors to interpret.
    It makes sense, then, that market cycles have followed suit, with equities showing sudden, at times violent, moves that have alternated between strong rallies and steep declines over relatively short periods, each driven by marginal changes in the trajectory of economic expectations. Single-stock correlation remains high due to this uncertainty, with more cyclical market sectors the most disadvantaged.
    Several factors are at work: Deleveraging associated with the housing bust is a persistent and long-term headwind; personal savings remain elusive; rising commodity prices have affected consumer purchasing power and sentiment; unemployment remains stubbornly high; and, importantly, the primary source of economic stimulus is coming from central bank programs instead of traditional private business investment.
    As if all this were not enough, there is the backdrop of the sovereign debt crises in Europe and slower growth in the all-important emerging economies, especially China. Interestingly, none of these issues are new. They have been part of the landscape for several years now, and distinct patterns have developed around them that have been repeated in each of the last three years, giving investors the sense that cycles of economic activity have compressed dramatically. Previously marked in years, moves up and down in business momentum are now counted in months, if not weeks.
    Which leads to two questions: Has the business cycle fundamentally changed? Should traditionally cyclical businesses carry lower multiples as a result? It appears to us that in the short term, the market has answered with a resounding ‘yes.’ Cyclical sectors, such as Industrials, Energy, Technology, and Materials, have become increasingly volatile and have borne the brunt of the selling during market downturns.

    Within these areas, even high-quality businesses (as measured by balance sheet strength and returns on invested capital) are suffering from the altered preferences of investors who once flocked to the perceived safety of more stable vehicles. Investors continue to abandon equities, gravitating instead toward fixed income securities even as they recognize the inevitable loss of purchasing power that comes with them. Today, it seems that we have a bubble in fear, which is manifesting itself in ways that have our contrarian pulses racing.
    We are finding what we think are excellent values in currently unpopular pro-cyclical businesses. Cycles have certainly become shorter over the past three years, but we hold the view that these are anomalous times and that the traditional business cycle will reemerge before long.
    The economy does not yet have sufficient self-sustaining business momentum that will allow it to be weaned off the artificial support currently being provided by central banks. The opportunity from our standpoint lies in looking where others are not while holding fast to our time-tested investment approach governed by absolute standards for valuation and return.
    In the short term, our interest in cyclical businesses has been putting us out of sync with the return patterns of the market. While unpleasant, it is a by-product of our contrarian nature. In fact, this period is somewhat reminiscent of the late ’90s when investors were citing the demise of traditional value investing because of the emergence of the internet and the technology revolution. What was then a bubble in greed has become today’s bubble in fear.
    Investing is a perennially dynamic endeavor requiring both patience and conviction. Those tenets are being sorely tested in the current market. Although business cycles have looked different of late, and the market has been reacting accordingly, our belief is that they will ultimately revert to the mean, benefiting higher-quality companies in cyclical sectors. We take heart from the timeless wisdom of Alphonse Karr, for indeed, “the more things change, the more they stay the same.”

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2012 Semiannual Report to Stockholders

About The Royce Funds

Wealth Of Experience
With approximately $36 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for nearly 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $136 million invested in The Royce Funds.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Computershare Transfer Agent and Registrar (800) 426-5523

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.
(a)	See Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE FOCUS TRUST, INC.
BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: August 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE FOCUS TRUST, INC.		ROYCE FOCUS TRUST, INC.

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: August 15, 2012		Date: August 15, 2012